Exhibit10.2
SECURITIES PURCHASE AGREEMENT
     This Securities Purchase Agreement (this “Agreement”) is dated as of July 11, 2005 by and among White Mountain Titanium Corporation, a Nevada corporation (the “Company”), and each purchaser listed on the Schedule of Purchasers attached hereto (each, a “Purchaser” and collectively, the “Purchasers”).
     WHEREAS:
     A. The Company and each Purchaser is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.
     B. The Company has authorized a new series of convertible preferred shares of the Company designated as Series A Convertible Preferred Stock, the terms of which are set forth in the certificate of designations for such series of preferred shares (the “Certificate of Designations”) in the form attached hereto as Exhibit A (together with any convertible preferred shares issued in replacement thereof in accordance with the terms thereof, the “Preferred Shares”), which Preferred Shares shall be convertible into shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”) (as converted, the “Conversion Shares”), in accordance with the terms of the Certificate of Designations.
     C. Each Purchaser wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) the aggregate number of Preferred Shares set forth opposite such Purchaser’s name in column (3) on the Schedule of Purchasers attached hereto and (ii) Warrants, in substantially the form attached hereto as Exhibit B (collectively, the “Warrants”) to acquire up to that number of shares of Common Stock set forth opposite such Purchaser’s name in column (4) of the Schedule of Purchasers attached hereto (collectively, the “Warrant Shares”).
     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each of the Purchasers agree as follows:
ARTICLE I
DEFINITIONS
     1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:
     “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.
     “Appurtenant Rights” means, with respect to the Properties, in each case, insofar as they may relate to the Properties, the Company’s, interest in (a) all presently existing and valid unitization and pooling declarations, agreements, and/or orders relating to or affecting the Properties and all rights in the Properties; (b) all equipment, facilities, improvements, goods and other personal property located on or used in connection with the Properties, including but not limited to such properties identified in Schedule 3.1(i); (c) all presently existing production sales contracts, operating, pooling, unitization and other contracts or agreements which relate to the Properties; and (d) all permits, licenses, easements, rights-of-way, rights of use, and similar agreements pertaining to the Properties.
     “Basic Documents” means all of the following documents and instruments, including those that are recorded and unrecorded, which are identified on Schedule 3.1(i) with respect to the Company (but including all such documents and instruments, even if not specifically included on Schedule 3.1(i), unless specifically excluded in Schedule 3.1(i) or elsewhere in this Agreement):
     (i) all material contracts and agreements comprising any part of, or relating or pertaining to, the Interests, including but not limited to farm-in agreements, farm-out agreements, joint operating agreements, and contracts by which the Interests were acquired;
     (ii) all agreements or arrangements for the sale, transportation, or other marketing of a material volume of production from the Interests (including calls on, or other rights to purchase, production, whether or not the same are currently being exercised), comprising any part of or otherwise relating or pertaining to the Interests; and
     (iii) all documents and instruments evidencing the Interests.
     “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.
     “Canadian Prospectus” means a (final) prospectus filed under Canadian Securities Laws including all amendments and supplements thereto.
     “Canadian Securities Commissions” means the securities commissions or other securities regulatory authorities in each of the Provinces and Territories of Canada.
     “Canadian Securities Laws” means the securities legislation of the applicable provinces or territories of Canada, and the rules, regulations and policies of the applicable Canadian Securities Commissions.
     “Closing” means the closing of the purchase and sale of the Preferred Shares and Warrants pursuant to Section 2.1.
     “Closing Date” means the date of the Closing.
     “Code” means the Internal Revenue Code of 1986, as amended.

     “Commission” means the Securities and Exchange Commission.
     “Common Stock” means the common stock of the Company, par value $0.001 per share.
     “Common Stock Equivalents” means, collectively, Options and Convertible Securities.
     “Company Counsel” means Troutman Sanders LLP.
     “Consent” means any consents, approvals, orders, authorizations, notifications, notices, estoppel certificates, releases, registrations, ratifications, declarations, filings, waivers, exemptions or variances.
     “Contract” means any note, bond, mortgage, indenture, guarantee, other evidence of indebtedness, license, lease, option, employment agreement, contract, undertaking, understanding, covenant, agreement or other instrument.
     “Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for Common Stock.
     “Effective Date” means the date that the Registration Statement is first declared effective by the Commission.
     “Effectiveness Period” means the fourth anniversary of the Effective Date or such earlier date when either (i) all Registrable Securities of the Purchaser covered by the applicable Registration Statement have been sold or (ii) all Registrable Securities owned by the Purchaser may be sold pursuant to Rule 144(k) as evidenced by a written opinion letter to such effect, addressed to the Company’s transfer agent and the affected Holders.
     “Eligible Market” means any of The New York Stock Exchange, Inc., the American Stock Exchange, the TSX Venture Exchange, the Toronto Stock Exchange, the Nasdaq National Market, The Nasdaq SmallCap Market or the OTC Bulletin Board.
     “Employee Benefit Plan” means (a) any “employee pension benefit plan” (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)); (b) any “employee welfare benefit plan” (as defined in Section 3(1) of ERISA); and (c) any other written or oral plan, agreement, program, policy, practice, contract, understanding, or other arrangement or commitment of any kind providing for, either directly or indirectly, compensation, bonuses, vacation, termination pay, performance awards, fringe benefits, insurance coverage, severance benefits, disability benefits, deferred compensation, stock options, stock purchase, phantom stock, stock appreciation or any type of stock-related awards, early retirement benefits, welfare benefits, one or more Severance Plans (as defined below), any other form of incentive compensation or post-retirement compensation or any other employee benefit of any kind, whether formal or informal, funded or unfunded, and whether or not legally binding, which currently is or has been sponsored, maintained, contributed to, or required to be contributed to, by the Company, any Subsidiary of the Company, or any ERISA

Affiliate (as defined below), or for which the Company, any Subsidiary of the Company, or any ERISA Affiliate has or has had any obligation or any liability of any nature, contingent or otherwise, or for which there is a reasonable expectation of such obligation or liability, on or before the Closing for the benefit of any present or former employees, retirees, directors or independent contractors (or their beneficiaries, dependents or spouses) of the Company, any Subsidiary of the Company, or any ERISA Affiliate.
     “Encumbrance” means a claim, lien, charge, tax, right of first refusal, mortgage, encumbrance, pledge, other security interest of any kind or other restriction.
     “Environmental Laws” means any relevant national, state or local law or ordinance or regulation in applicable jurisdictions pertaining to the protection of human health or the environment.
     “ERISA Affiliate” means any entity which with respect to the Company or Subsidiary of the Company is or was a member of (i) a controlled group of corporations (as defined in Section 414(b) of the Code); (ii) a group of trades or businesses under common control (as defined in Section 414(c) of the Code); or (iii) an affiliated service group (as defined under Section 414(m) of the Code or the regulations under Section 414(o) of the Code), any of which includes or included the Company or any Subsidiary of the Company.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     “Filing Date” means the date on which the Registration Statement is first filed with the SEC and the Preliminary Canadian Prospectus is first filed with the Canadian Securities Commissions, but in any event not later than January 31, 2006.
     “Fixtures and Equipment” means the tangible personal property, equipment, improvements, fixtures, and other personal property and appurtenances that are used by the Company or the Company’s Subsidiary.
     “GAAP” means United States generally accepted accounting principles, consistently applied.
     “Good and Defensible Title” means, as to the Interest in question, (i) title to such Interest by virtue of which the Company can successfully defend against a claim to the contrary made by a third party, and in the exercise of reasonable judgment and in good faith; and, (ii) in the case of the Mines, title that entitles the Company to receive not less than the Net Revenue Interest for each of the Mines as set forth in Schedule 3.1(i), and obligates the Company to bear not more than the Working Interest for each of the Mines set forth on Schedule 3.1(i) (unless there is a corresponding increase in the Net Revenue Interest for a respective Mine); and (iii) such Interest is subject to no liens, encumbrances, obligations or defects.
     “Governmental Authorizations” means any approval, consent, license, permit, waiver, or other authorization issued, granted, given, or otherwise made available by or under the authority of any Governmental Entity or pursuant to any Legal Requirement.

     “Governmental Entity” means any:
     (i) nation, state, county, city, town, village, district, or other political jurisdiction of any nature;
     (ii) federal, state, local, municipal, foreign, or other government;
     (iii) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal);
     (iv) multi-national organization or body; or
     (v) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.
     “Hazardous Substance” means asbestos, polychlorinated biphenyls, ureaformaldehyde, and any other materials classified as hazardous or toxic under any Environmental Laws.
     “Intellectual Property” means with respect to the Company and its Subsidiaries, collectively (a) all rights to service customer accounts; (b) trademarks, trade names, service marks, service names, domain names, uniform resource locators (URLs), keywords, designs, logos and assumed names; (c) copyrights and other rights in original works of authorship, (d) patents and industrial design registrations or applications (including any continuations, divisionals, continuations-in-part, renewals, reissues, and applications for any of the foregoing); (e) computer software programs or applications (in both source and object code versions), including any related technical documentation; (f) trade secrets and invention disclosures, that are owned by the Company, its Subsidiaries or any other Person and that have been or are used by the Company or its Subsidiaries in the operation of their respective businesses, or that are used in or necessary for the conduct of the respective businesses of the Company or its Subsidiaries as currently conducted or contemplated to be conducted; and (g) know-how and general intangibles of like nature, together with all goodwill, registrations and applications related to any of the foregoing whether or not protectable as a matter of law.
     “Interests” means the Properties and the Appurtenant Rights of the Company.
     “Lead Purchaser” means Rubicon Master Fund, a company organized under the laws of the Cayman Islands.
     “Legal Requirement” means any federal, state, provincial, local, municipal, foreign, international, multinational, or other administrative order, constitution, law, ordinance, principle of common law, regulation, statute, or treaty.

     “License” means a license, permit, certification, qualification, or franchise issued by any Governmental Entity.
     “Losses” means any and all losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation, costs of preparation and reasonable attorneys’ fees.
     “Material Adverse Effect” means a material adverse effect (financial or otherwise) on the business, assets, liabilities, financial condition, property, prospects, or results of operations of the Company.
     “MRRS Decision Document” means a decision document under National Policy 43-201— Mutual Reliance Review System for Prospectuses and Annual Information Forms, adopted by the Canadian Securities Commissions, as amended or replaced from time to time.
     “Mine” or “Mines” means all of the Company’s (and the Company’s Subsidiaries’) mines and reserves, including but not limited to the reserves described in Schedule 3.1(i).
     “Net Revenue Interest” means a share, expressed as a decimal, of the titanium and other minerals (or the proceeds of sale thereof) produced and saved from or otherwise attributable to an Interest, after the deduction of all royalties, overriding royalties and other burdens on production.
     “OFCCP” means the Office of Federal Contract Compliance Programs.
     “Options” means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.
     “Person” means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or Governmental Entity.
     “Post-Effective Amendment” means a post-effective amendment to the Registration Statement.
     “Post-Effective Amendment Filing Deadline” means the tenth Trading Day after the Registration Statement ceases to be effective pursuant to applicable securities laws due to the passage of time or the occurrence of an event requiring the Company to file a Post-Effective Amendment; provided, however, that such number of Trading Days does not include any days that the Post-Effective Amendment cannot be filed because one or more Purchasers has not provided the Company with information required to be contained in the Post-Effective Amendment, but only to the extent one or more Purchasers fails to deliver such information within five (5) Trading Days after the date that the Company reasonably requests, in writing, the Purchasers to provide such information.

     “Preferential Right” means any preferential right or option to purchase or otherwise to acquire an Interest or any interest therein, held by another party to a Basic Document, which arises as a result of the transactions contemplated by this Agreement.
     “Preliminary Canadian Prospectus” means a preliminary prospectus filed under Canadian Securities Laws including all amendments and supplements thereto.
     “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.
     “Properties” means all of the Company’s rights, titles and interests in and to the following properties, including those identified on Schedule 3.1(i):
     (i) All Mines of the Company;
     (ii) All titanium dioxide and/or mineral or other leases and other interests, including, but not limited to, all of the Company’s operating rights, record title interests, working interests, and overriding royalty interests with respect to any Mine;
     (iii) All surface leases, rights-of-way, easements, servitudes and other rights-of-use (whether surface, subsurface or subsea); and
     (iv) All other licenses and servitudes.
     “Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
     “Registrable Securities” means any Conversion Shares or Warrant Shares issued or issuable pursuant to the Transaction Documents, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.
     “Registration Statement” means each registration statement required to be filed under Article VI, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.
     “Required Effectiveness Date” means March 31, 2006, provided, however, that such date shall be extended by such number of days as the Company is unable to file the

Registration Statement or an amendment thereto because one or more Purchasers has not provided the Company with information required to be included in the Registration Statement or an amendment thereto, but only to the extent one or more Purchasers fails to deliver such information within five (5) Trading Days after the date that the Company reasonably requests, in writing, that the Purchasers to provide such information.
     “Required Consents” means the Consents with respect to any License or Legal Requirement or otherwise as are set forth on Schedule 3.1(d) hereof.
     “Routine Governmental Approvals” means Governmental Authorizations required to be obtained from any Governmental Entity that are customarily obtained after consummation of a transaction.
     “Rule 144,” “Rule 415,” and “Rule 424” means Rule 144, Rule 415 and Rule 424, respectively, promulgated by the Commission pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
     “Securities” means, collectively, the Preferred Shares, the Conversion Shares, the Warrants and the Warrant Shares.
     “Severance Plans” means (i) each agreement with any present or former employee, retiree, director or independent contractor (or their beneficiaries, dependents or spouses) of the Company or a Subsidiary of the Company (A) the benefits of which are contingent, or terms of which are altered, upon the occurrence of a transaction involving the Company, any Subsidiary of the Company, or an ERISA Affiliate of the Company of the nature of any of the transactions contemplated by this Agreement, (B) providing any term of employment or compensation guarantee, or (C) providing severance benefits or other benefits after the termination of employment of such person; (ii) each agreement, plan or arrangement under which any person may receive payments from the Company, any Subsidiary of the Company, or any ERISA Affiliate of the Company that has subjected or could subject the Company or any Subsidiary of the Company, to the Taxes imposed by Section 4999 of the Code or included in the determination of such person’s parachute payment under Section 280G of the Code; and (iii) each agreement, plan or arrangement, including without limitation any stock option plan, stock appreciation right plan, restricted stock plan, stock purchase plan or severance benefit plan which has subjected or could subject the Company or any Subsidiary of the Company, to any liability or obligation.
     “Subsidiary” means any Person in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest.
     “Tax” means any tax (including any income tax, capital gains tax, value-added tax, sales tax, property tax, gift tax, or estate tax, but excluding any tax based on or measured by ownership or operation of, or production from, the Interests), levy, assessment, tariff, duty (including any customs duty), deficiency, or other fee, and any related charge or amount (including any fine, penalty, interest, or addition to tax), imposed, assessed, or collected by or under the authority of any Governmental Entity or payable pursuant to any tax-sharing agreement.
     “Tax Return” means any return (including any information return), report, statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Entity in connection with the determination, assessment, collection, or payment of any Tax or in connection with the administration, implementation, or enforcement of or compliance with any Legal Requirement relating to any Tax.
     “Trading Day” means (a) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, (b) if the Common Stock is not then listed or quoted and traded on any Eligible Market, then a day on which trading occurs on The Nasdaq SmallCap Market (or any successor thereto), or (c) if trading does not occur on The Nasdaq SmallCap Market (or any successor thereto), any Business Day.
     “Trading Market” means the Toronto Stock Exchange or any other Eligible Market on which the Common Stock is then listed or quoted.
     “Transaction Documents” means this Agreement, the Certificate of Designations, the Warrants, the Transfer Agent Instructions, and any other documents or agreements executed in connection with the transactions contemplated hereunder.
     “Transfer Agent” means Interwest Transfer Company (of Salt Lake City, Utah), or any other transfer agent selected by the Company.
     “Transfer Agent Instructions” means the Irrevocable Transfer Agent Instructions, in the form of Exhibit C, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent upon the Closing.
     “Working Interest” means a share, expressed as a decimal, of the costs of exploring, mining, developing and operating an Interest and producing titanium and other minerals from the Mines.
ARTICLE II
PURCHASE AND SALE
     2.1 Closing. Subject to the satisfaction (or waiver) of the conditions set forth in Section 5 below, the Company shall issue and sell to each Purchaser, and each Purchaser severally, but not jointly, agrees to purchase from the Company on the Closing Date, (A) such number of shares of Preferred Shares as is set forth opposite such Purchaser’s name in column (3) on the Schedule of Purchasers, and (B) one or more Warrants to acquire up to that number of Warrant Shares as is set forth opposite such Purchaser’s name in column (4) on the Schedule of Purchasers. The aggregate purchase price for the Securities to be purchased by each Purchaser at the Closing (the “Purchase Price”) shall be the amount set forth opposite such Purchaser’s name in column (5) of the Schedule of Purchasers. For the avoidance of doubt and subject to the satisfaction (or waiver) of the conditions set forth in Section 5 below, no Purchaser shall be obligated to purchase any Securities hereunder other than such Securities set forth opposite such

Purchaser’s name on the Schedule of Purchasers. The Closing shall take place at the offices of Schulte Roth & Zabel LLP immediately following the execution hereof, or at such other location or time as the parties may agree.
     2.2 Closing Deliveries.
          (a) At the Closing, the Company shall deliver or cause to be delivered to each Purchaser the following:
          (i) a certified copy of the Articles of Incorporation of the Company, as amended to date, as certified by the Secretary of State of the State of Nevada within ten (10) days of the Closing Date, which shall reflect the Certificate of Designations as part thereof or attachment thereto;
          (ii) Warrants and certificates for the Preferred Shares such Purchaser is purchasing hereunder (in each case, in such denominations as the Purchaser shall reasonably request);
          (iii) each of the other Transaction Documents to which the Company is a party, duly executed by the Company;
          (iv) a certificate, executed by a duly authorized executive officer of the Company, dated as of the Closing Date in the form attached hereto as Exhibit E; and
          (v) a legal opinion of Company Counsel, in the form of Exhibit D, executed by such counsel and delivered to the Purchasers.
          (b) At the Closing, each Purchaser shall deliver or cause to be delivered to the Company (i) each Transaction Document to which such Purchaser is a party duly executed by such Purchaser and (ii) the purchase price indicated below such Purchaser’s name on the signature page of this Agreement, in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
     3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to each of the Purchasers as follows:
          (a) Organization. Schedule 3.1(a) lists each direct and indirect Subsidiary of the Company. The Company and each of the Company’s Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. The Company and each of the Company’s Subsidiaries is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification or licensing necessary. The Company has delivered to the Lead Purchaser true, correct and complete copies of the Articles of Incorporation and Bylaws and other organizational documents, as currently in effect, of the Company and each of the Company’s Subsidiaries, each as amended to date.
          (b) Capitalization; Issuance of the Securities.
          (i) The authorized capital stock of the Company and each corporate Subsidiary of the Company, the issued and outstanding capital stock of the Company and each corporate Subsidiary of the Company and the record and beneficial ownership of the capital stock of the Company and each corporate Subsidiary of the Company is set forth on Schedule 3.1(b). With respect to each subsidiary of the Company that is a limited liability company, a list of the members and their respective percentage interests or sharing ratios is set forth on Schedule 3.1(b). The shares of the Company’s Common Stock are duly authorized, validly issued, fully paid and non-assessable. Except as contemplated by this Agreement or set forth on Schedule 3.1(b), there are no (i) options, warrants, calls, preemptive rights, subscriptions or other rights, convertible securities, agreements or commitments of any character obligating, now or in the future, the Company or any of the Company’s Subsidiaries to issue, transfer or sell any shares of capital stock, options, warrants, calls or other equity interest of any kind whatsoever in the Company or any of the Company’s Subsidiaries or securities convertible into or exchangeable for such shares or equity interests, (ii) contractual obligations of the Company to repurchase, redeem or otherwise acquire any capital stock or equity interest of the Company or any of the Company’s Subsidiaries or (iii) voting trusts, proxies or similar agreements to which the Company or any of the Company’s Subsidiaries is a party with respect to the voting of the capital stock or voting memberships of the Company or any of the Company’s Subsidiaries. Except as set forth in Schedule 3.1(b), there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) and the issue and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.
          (ii) Except for the common stock or membership interests of the Subsidiaries of the Company and temporary investments of cash in marketable securities, the Company does not own any outstanding shares of capital stock (or other equity interests of entities other than corporations) of any partnership, joint venture, trust, corporation, limited liability company or other entity.
          (iii) The Preferred Shares and Warrants are duly authorized and, when issued and paid for in accordance with the Transaction Documents, shall be free and clear from all Encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or similar rights of stockholders. The Preferred Shares shall be entitled to all the rights and preferences set forth in the Certificate of Designations. As of the Closing Date, a number of shares of Common Stock shall have been duly authorized and reserved for issuance which equals 130% of the number of shares of Common Stock issuable upon conversion of the Preferred Shares and issuable upon exercise of the Warrants. Upon exercise and issuance in accordance with the Warrants, the Warrant

Shares shall be validly issued, fully paid and nonassessable and free from all Encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Upon conversion of the Preferred Shares and the issuance, in accordance with the Certificate of Designations, of the Conversion Shares, the Conversion Shares shall be validly issued, fully paid and nonassessable and free from all Encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. As of the Closing, the Certificate of Designations in the form attached as Exhibit A shall have been filed on or prior to the Closing Date with the Secretary of State of the State of Nevada and shall be in full force and effect, enforceable against the Company in accordance with its terms and shall not have been amended. Assuming the accuracy of each of the representations and warranties of the Purchasers contained in Section 3.2, the issuance by the Company of the Securities is exempt from registration under the Securities Act.
          (iv) Except as described in Schedule 3.1(b)(iv), the Company has not granted or agreed to grant to any Person any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the SEC or any other governmental authority that have not been satisfied.
          (c) Authorization; Validity of Agreement. The Company has the requisite power and authority to execute, deliver and perform this Agreement, the Certificate of Designations, and each of the other Transaction Documents to be executed and delivered by the Company pursuant to this Agreement, and to assume and perform any obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. Each of this Agreement and the other Transaction Documents to be executed and delivered by the Company pursuant to this Agreement have been duly authorized, executed and delivered by the Company and are valid and binding obligations of the Company, enforceable against it in accordance with their respective terms.
          (d) No Violations; Consents and Approvals.
          (i) The execution, delivery and performance of each of this Agreement and the other Transaction Documents by the Company (including, without limitation, the issuance of the Preferred Shares and Warrants and reservation for issuance of the Conversion Shares and the Warrant Shares) do not, and the consummation by it of the transactions contemplated hereby and thereby will not: (i) violate any provision of the Articles of Incorporation, Bylaws, Certificate of Designations or other organizational documents of the Company or any of the Company’s Subsidiaries, each as amended to date, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under any of the terms, conditions or provisions of any Contract, to which the Company or any of the Company’s Subsidiaries is a party or by which any of its properties or assets may be bound or otherwise subject, except for any Required Consents, or (iii) violate any Legal Requirement applicable to the Company or the Company Subsidiaries or any of their respective properties or assets.

          (ii) No filing or registration with, notification to, or authorization, consent or approval of, any legislative or executive agency or department or other regulatory service, authority or agency or any court, arbitration panel or other tribunal or judicial authority of any Governmental Entity or Person, is required in connection with the execution, delivery and performance of this Agreement or any of the other Transaction Documents by the Company or the consummation by the Company of the transactions contemplated hereby and thereby, except the Required Consents set forth on Schedule 3.1(d) hereof.
          (e) Financial Statements.
          (i) Attached as Schedule 3.1(e)(A) is the audited consolidated balance sheet of the Company as of September 30, 2004 (the “Latest Audited Company Balance Sheet”), together with the related audited consolidated statements of operations, stockholders’ equity and cash flows (including the related notes and reports of independent auditors, if any) for the fiscal year then ended (together, with the Latest Audited Company Balance Sheet, the “Audited Financial Statements”). Attached as Schedule 3.1(e)(B) is the unaudited consolidated balance sheet of the Company as of March 31, 2005 (the “Latest Unaudited Company Balance Sheet”), together with the related unaudited consolidated statements of profit and loss and cash flows for the period from December 1, 2003 through March 31, 2005 (together, with the Latest Unaudited Company Balance Sheet, the “Unaudited Financial Statement;” and the Unaudited Financial Statements together with the Audited Financial Statements, the “Company Financial Statements”).
          (ii) The Company Financial Statements have been prepared by the Company and have been derived from, and agree with, the books and records of the Company and fairly present the financial position of the Company as of the respective dates thereof and the results of operations of the Company for the respective periods set forth therein. The Company Financial Statements have been prepared in accordance with GAAP as of the dates and for the periods involved, subject, in the case of the Unaudited Financial Statements, to normal fiscal year-end adjustments in the ordinary course (none of which, individually or in the aggregate, will be material to the business or the operations of the Company).
          (iii) The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (a) transactions are executed in accordance with management’s general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and to maintain assets accountability, (c) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (f) Operation of Business.
          (i) Since the date of the Latest Audited Company Balance Sheet, the Company and each of the Company’s Subsidiaries has continued to operate its business in a manner and system of operation employed immediately prior to the date of the Latest Audited Company Balance Sheet, and the Company has used its best efforts to prevent harm or damage to the reputation of the Company or the Company Subsidiaries or reduction of existing customer accounts.
          (ii) Except as specifically contemplated by this Agreement or as set forth on Schedule 3.1(f), since the date of the Latest Audited Company Balance Sheet neither the Company nor any of the Company’s Subsidiaries has (i) incurred any liabilities, except in the ordinary course of business consistent with past practice; (ii) paid any obligation or liability, or discharged or satisfied any Encumbrance other than those securing current liabilities, in each case in the ordinary course of business; (iii) mortgaged, pledged or subjected to any Encumbrance any of its assets, tangible or intangible, except in the ordinary course of business; (iv) sold, transferred or leased any of its assets except the sale of inventory in the ordinary course of business; (v) suffered any material physical damage, destruction or loss (whether or not covered by insurance) affecting its properties, business or prospects; (vi) entered into any transaction other than in the ordinary course of business; (vii) encountered any labor difficulties or labor union organizing activities; (viii) issued or sold any shares of capital stock or other securities or granted any options, warrants, or other purchase rights with respect thereto other than pursuant to this Agreement; (ix) made any acquisition or disposition of any assets or become involved in any other material transaction, including, without any limitation, any merger or consolidation with, purchase of all or part of the assets of, or acquisition of any business of any proprietorship, firm, association, corporation or other business organization or division thereof; (x) increased the compensation payable, or to become payable, to any of its directors or employees or increased the scope or nature of any fringe benefits provided for its employees or directors, other than as the Company has separately informed the Lead Purchaser; (xi) made any capital investment in, any loan to or any acquisition of the securities or assets of any other Person; (xii) canceled, compromised, waived or released any material right or claim; (xiii) made any change in employment terms for any of its officers or employees; (xiv) made or pledged to make any charitable contribution or other capital contribution outside the ordinary course of business; (xv) violated any Legal Requirement, if such violation could have resulted in a Material Adverse Effect on the Company or any of the Company’s Subsidiaries, or failed to maintain all governmental licenses and approvals required to operate its business as it is currently being conducted; or (xvi) agreed or committed, whether in writing or otherwise, to do any of the foregoing other than pursuant to the Transaction Documents and the transactions contemplated hereby and thereby. In addition, since the date of the Latest Audited Company Balance Sheet neither the Company nor any of the Company’s Subsidiaries has accelerated, terminated, modified or canceled any material agreement, contract, lease or license to which it is a party or by which it or its assets are bound.
          (iii) Since the date of the Latest Audited Company Balance Sheet, no event, condition or circumstance (including an event, condition or circumstance that has a general adverse effect on the economy as a whole) has occurred that could, or could be reasonably likely to, have a Material Adverse Effect on the Company or any of the Company’s Subsidiaries.
          (g) Non-Titanium Interest Real Property. Schedule 3.1(g) contains a complete and accurate list of all real property, leases in real property, or other interests in real property owned or held by the Company or any of the Company’s Subsidiaries (the “Schedule 3.1(g) Property”), except that the Schedule 3.1(g) Property does not include any property included in the Interests (as enumerated in Schedule 3.1(i)). The Company has delivered or made available to Lead Purchaser copies of the deeds and other instruments (as recorded) by which the Company or any of the Company’s Subsidiaries acquired the Schedule 3.1(g) Property which it owns, and copies of all title insurance policies, opinions, abstracts, and surveys in the possession of the Company or any of the Company’s Subsidiaries and relating to the Schedule 3.1(g) Property which it owns. The Company and each of the Company’s Subsidiaries holds good title to all Schedule 3.1(g) Property owned by the Company or an of the Company’s Subsidiaries, as applicable. The Schedule 3.1(g) Property is free and clear of all Encumbrances and is not subject to any rights of way, building use restrictions, exceptions, variances, reservations, or limitations of any nature except for (a) matters disclosed in Schedule 3.1(g), (b) liens for current taxes not yet due, and (c) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto.
          (h) Non-Titanium Interest Fixtures and Equipment. Except as set forth on Schedule 3.1(h), the Company and each of the Company’s Subsidiaries, as applicable, has good title to, or a valid leasehold interest in, the Fixtures and Equipment that are used by the Company or any of the Company’s Subsidiaries in connection with the conduct of its business (the “the Company Fixtures and Equipment”), except that the Company Fixtures and Equipment do not include any property included in the Interests. the Company Fixtures and Equipment are structurally sound, are in good operating condition and repair, are adequate for the uses to which they are being put, are not in need of maintenance or repairs except for ordinary, routine maintenance and repairs and are sufficient for the conduct of the Company’s businesses in the manner as conducted prior to the Closing. The Company owns all of the Company Fixtures and Equipment free and clear of all Encumbrances except for (a) matters disclosed in Schedule 3.1(h), (b) liens for current taxes not yet due, and (c) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto.
          (i) Titanium Interests.
          (i) Except as set forth in Schedule 3.1(i), the Company holds Good and Defensible Title to the Interests.
          (ii) Schedule 3.1(i) sets forth all Mines and mining operations and the equipment, facilities and personal property related to such Mines and mining operations, comprising part of the Company’s Appurtenant Rights.

          (iii) The Company’s Basic Documents are in full force and effect and constitute valid and binding obligations of the parties thereto, and
          (iv) The Company is not in material breach or default (and no situation exists which with the passing of time or giving of notice would give rise to such a breach or default) of its obligations under any of the Company Basic Documents, and no breach or default by any other party to any Company Basic Document (or situation which with the passage of time or giving of notice would give rise to such a breach or default) exists, to the extent such breach or default (whether by the Company or another party to any Company Basic Document) could adversely affect any of the Interests.
          (v) Except as set forth in Schedule 3.1(i), all payments (including, without limitation, all daily rentals and valid calls for payment or prepayment under operating agreements) owing under the Company Basic Documents have been and are being made timely and properly, and before the same became delinquent (by the Company where the non payment of same by another party to any Company Basic Document could adversely affect any of the Interests).
          (vi) All conditions necessary to maintain the Company Basic Documents in force have been duly performed.
          (vii) No non-consent operations exist with respect to any of the Interests that have resulted or will result in a temporary or permanent increase or decrease in either the Company’s Net Revenue Interest or Working Interest in such Interest.
          (viii) To the Company’s knowledge, no delinquent unpaid bills or past due charges exist for any labor and materials incurred by or on behalf of the Company related to the exploration, development or operation of the Interests.
          (ix) Except as set forth in Schedule 3.1(i) or as may be provided for by a Company Basic Document, neither the Company nor any of the Interests is subject to (i) any area of mutual interest agreements, (ii) any farm out or farm in agreement under which any party thereto is entitled to receive assignments of any Interest or any interest therein not yet made, or could earn additional assignments of any of the Interests or any interest therein after the date hereof, (iii) any tax partnership or (iv) any agreement, contract or commitment relating to the disposition or acquisition of the assets of, or any interest in, any other entity.
          (x) All severance, production, ad valorem and other similar taxes based on or measured by ownership or operation of, or production from, the Interests have been, and are being, paid (properly and timely, and before the same become delinquent) by the Company in all respects.
          (xi) Except as set forth in Schedule 3.1(i), the (i) ownership and operation of the Interests has, to the extent that non conformance could adversely affect the Interests, been conducted in conformity with all applicable material Legal Requirements of all Governmental Entities having jurisdiction over the Interests or the Company, and (ii) the Company has not received any notice of noncompliance with regard to any material Legal Requirement of any Governmental Entity having jurisdiction over the Interests or the Company.
          (xii) Except as set forth in Schedule 3.1(i), there are no Preferential Rights or Consents, other than Routine Governmental Approvals that affect any of the Interests and that will be triggered by the transactions contemplated by the Transaction Documents. Schedule 3.1(i) sets forth the allocated value of each the Interests that are subject to a Preferential Right.
          (xiii) There exist no agreements or other arrangements under which the Company undertakes to perform transportation or other marketing services for any other party for a fee or other consideration that is now, or may hereafter be, unrepresentative of commercial rates being received by other parties in comparable, arm’s length transactions.
          (xiv) Except as disclosed in Schedule 3.1(i), there are no Mines located on the Interests that (i) for which the Company is currently obligated by law or contract to discontinue operation on lease exploration, (ii) the Company will be obligated by law or contract to discontinue operation or cease exploration with the lapse of time or notice or both because the Mine is not currently capable of producing titanium or other minerals or materials in paying quantities or otherwise currently being used in normal operations, (iii) are subject to exceptions to a requirement to discontinue operation on lease exploration issued by a Governmental Entity, or (iv) to the Company’s knowledge, has had its operations discontinued in accordance in all material respects with all applicable requirements of any Governmental Entity.
          (xv) No suit, action or proceeding (including, without limitation, tax or environmental demands proceedings) is pending or threatened, which might result in material impairment or loss of title to any of the Interests or the material value thereof.
          (j) No Undisclosed Liabilities.
          (i) Except as set forth on Schedule 3.1(j), neither the Company nor any of the Company’s Subsidiaries has any liabilities (whether accrued, contingent, known, or otherwise) other than those that (A) are set forth or reserved against on the Company Balance Sheet; or (B) were incurred in the ordinary course of business.
          (ii) The accounts payable of each of the Company and the Company Subsidiaries are set forth on Schedule 3.1(j). All such accounts payable are the result of bona fide transactions in the ordinary course of business.
          (k) Litigation; Compliance with Law; Licenses and Permits.
          (i) Except as disclosed on Schedule 3.1(k), there is no Proceeding pending, nor is there any Proceeding threatened, that involves or affects either of the Company or any of the Company’s Subsidiaries, by or before any Governmental Entity, court, arbitration panel or any other Person.

          (ii) Since January 1, 2001, the Company and each of the Company’s Subsidiaries has complied with all applicable Legal Requirements, including but not limited to Legal Requirements relating to Taxes, zoning, building codes, antitrust, occupational safety and health, industrial hygiene, environmental protection, water, ground or air pollution, the generation, handling, treatment, storage or disposal of Hazardous Substances, consumer product safety, product liability, hiring, wages, hours, employee benefit plans and programs, collective bargaining and the payment of withholding and social security Taxes. Except as set forth on Schedule 3.1(k), since January 1, 2001, neither the Company nor any of the Company’s Subsidiaries has received any notice of any violation or alleged violation of any Legal Requirement from a Governmental Entity or others.
          (iii) Except as set forth on Schedule 3.1(k), the Company and each of the Company’s Subsidiaries has every License and every Consent by or on behalf of any Person required for them to conduct their respective businesses as presently conducted. All such Licenses and Consents are in full force and effect and neither the Company nor any of the Company’s Subsidiaries has received notice of any pending cancellation or suspension of any thereof nor is any cancellation or suspension thereof threatened. The applicability and validity of each such License and Consent will not be adversely affected by the consummation of the transactions contemplated by this Agreement or any other Transaction Document.
          (l) Labor and Employment Matters.
          (i) All activities of the Company are conducted by independent contractors under the direction of the Company’s Board of Directors. Accordingly, the Company does not have any current or former employees and there are no Company Employee Benefit Plans.
          (ii) No individual who has been classified by the Company, any Subsidiary or any ERISA Affiliate as an independent contractor, leased employee or consultant shall have a claim against the Company, any Subsidiaries or any ERISA Affiliate for eligibility to participate in any Company Employee Benefit Plans if such individual is later reclassified as an employee of the Company, Subsidiaries or any ERISA Affiliate.
          (iii) No written or oral representations have been made to any current employee, former employee, retiree, director or independent contractor (or their beneficiaries, dependents or spouses) of the Company or the Company Subsidiaries promising or guaranteeing any employer payment or funding for the continuation of medical, dental or disability coverage beyond that legally required.
          (iv) There are no labor strikes, work stoppages, unfair labor practice charges, slowdowns or lockouts or, to the knowledge of the Company, grievances or other labor disputes pending or overtly threatened against or involving the Company or any of its Subsidiaries or any independent contractor of the Company or any of its

Subsidiaries that would reasonably be expected to have a Company Material Adverse Effect.
          (v) Schedule 3.1(l) sets forth a reasonable estimate of each of the Company’s and the Company Subsidiaries’ accrued liability for vacation, sickness and disability expenses through and including the Closing Date.
          (vi) Full payment has or will have, prior to the Closing, been made of all amounts which the Company, the Subsidiaries or any ERISA Affiliate of the Company is directly or indirectly required, under applicable Legal Requirements, the terms of any Company Employee Benefit Plan or any agreement relating to any Company Employee Benefit Plan to have paid as a contribution, premium or other remittance thereto or benefit thereunder if such payment has a deadline on or before the Closing Date. There will be no change on or before the Closing Date in the operation of any Company Employee Benefit Plan or any documents with respect thereto which will result in an increase in any benefit under any such the Company Employee Benefit Plan, except as may be required by Legal Requirement. Each Company Employee Benefit Plan can be terminated within thirty (30) days of the Closing Date, without payment of any additional contribution or amount other than for benefits accrued thereunder and without creating any unfunded or unaccrued liability or the vesting or acceleration of any benefits promised by such plan.
          (vii) All Company Employee Benefit Plans that are welfare plans comply with and have been administered in material compliance to the extent applicable with the requirements of the: (i) Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”); (ii) Heath Insurance Portability and Accountability Act of 1996, as amended; (iii) Mental Health Parity Act of 1996; (iv) Newborns’ and Mothers’ Health Protection Act; and (v) Women’s Health and Cancer Rights Act.
          (m) Intellectual Property.
          (i) Schedule 3.1(m) lists all Intellectual Property of each of the Company and the Company Subsidiaries, including all United States and foreign (i) patents and patent applications; (ii) trademark registrations and applications therefor and material, unregistered trademarks; (iii) copyright registrations and applications therefor; and (iv) other filings and formal actions made or taken pursuant to federal, state, local and foreign Legal Requirements by the Company or the Company Subsidiaries to protect its or their interests in Intellectual Property.
          (ii) To the Company’s knowledge, the conduct of the respective businesses of the Company and the Company Subsidiaries as conducted in the past did not infringe (when conducted) and as currently conducted or contemplated to be conducted does not infringe (either directly or indirectly, such as through contributory infringement) any Intellectual Property right owned or controlled by any third party. There is no pending or threatened Proceeding before any court, agency, arbitral tribunal, or registration authority in any jurisdiction, whether against the Company or any of the Company’s Subsidiaries or any third party (i) involving any Intellectual Property owned by the Company or any of the Company’s Subsidiaries; (ii) alleging that the activities or the conduct of the business of the Company or any of the Company’s Subsidiaries, or the use of any Intellectual Property by any customer or other licensee of the Company or any of the Company’s Subsidiaries, does or will infringe upon, violate or constitute the unauthorized use of the Intellectual Property rights of any third party; or (iii) challenging the ownership, use, validity, enforceability or registrability of any Intellectual Property, nor is there any reasonable basis for any such Proceeding.
          (iii) There are no royalties, fees, honoraria or other payments payable by the Company or any of the Company’s Subsidiaries to any Person by reason of the ownership, development, use, license, sale or disposition of any Intellectual Property, other than salaries and sales commissions paid to employees and sales agents in the ordinary course of business.
          (n) Material Contracts.
          (i) Schedule 3.1(n) sets forth a true, complete and correct list of every Contract currently in effect to which the Company or any of the Company’s Subsidiaries is a party that: (i) provides for aggregate future payments by the Company or any of the Company’s Subsidiaries or to the Company or any of the Company’s Subsidiaries of more than $50,000; (ii) was entered into by the Company or any of the Company’s Subsidiaries with an officer, director, key employee or Affiliate of the Company or any of the Company’s Subsidiaries; (iii) guarantees or indemnifies or otherwise causes the Company or any of the Company’s Subsidiaries to be liable or otherwise responsible for the obligations or liabilities of another or provides for a charitable contribution by the Company or any Subsidiary; (iv) involves an agreement with any bank, finance company or similar organization; (v) restricts the Company or any of the Company’s Subsidiaries from engaging in any business or activity anywhere in the world; (vi) is an employment agreement, consulting agreement, independent sales representative agreement or similar arrangement; (vii) is a lease; or (viii) is otherwise material to the rights, properties, assets, business or operations of the Company or any of the Company’s Subsidiaries (the foregoing, collectively, the “Company Material Contracts”). The Company has heretofore made available true, complete and correct copies of all Company Material Contracts to the Lead Purchaser.
          (ii) Each of the Company Material Contracts is in full force and effect and there is not now and there has not been claimed or alleged by any Person with respect to any of the Company Material Contracts, any existing default, or event that with notice or lapse of time or both would constitute a default or event of default, on the part of the Company or any of the Company’s Subsidiaries or on the part of any other party thereto; no Consent from, or notice to, any Governmental Entity or other Person is required in order to maintain in full force and effect any of the Company Material Contracts, other than such Consents that have been obtained and are in full force and effect and such notices that have been duly given and, in each case copies of such Consents and notices have been delivered to the Lead Purchaser.

          (o) Taxes.
          (i) Except as set forth in Schedule 3.1(o):
          (1) the Company and each of the Company’s Subsidiaries has (A) duly and timely filed or caused to be filed each Tax Return that is required to be filed by or on behalf of the Company or such of the Company’s Subsidiaries or that includes or relates to the Company and such of the Company’s Subsidiaries, their respective income, sales, assets or businesses, and such Tax Returns are true, correct and complete; (B) duly and timely paid in full, or caused to be paid in full, all Taxes due and payable on or prior to the Closing Date, and (C) properly accrued all Taxes on the books and records of the Company and such of the Company’s Subsidiaries, as applicable, in accordance with GAAP and with a provision for the payment of all Taxes due or claimed to be due or for which the Company and such of the Company’s Subsidiaries, as applicable, otherwise is liable, in each case with respect to the Company’s or such of the Company’s Subsidiaries’ respective income, sales, assets or businesses;
          (2) Neither the Company nor any of the Company’s Subsidiaries has requested or is the beneficiary of an extension of time within which to file any Tax Return in respect of any Tax period that has not since been filed;
          (3) the Company and each of the Company’s Subsidiaries has complied in all respects with all applicable Legal Requirements relating to the payment, collection or withholding of any Tax, and the remittance thereof, including, but not limited to, Code Section 3402;
          (4) There is no Encumbrance for Taxes upon any asset or property of the Company or any of the Company’s Subsidiaries (except for any statutory Encumbrance for any Tax not yet due);
          (5) All Taxes assessed or for which the Company or any of the Company’s Subsidiaries is liable with respect to the Company’s or such of the Company’s Subsidiaries’ respective income, sales, assets or businesses have been paid or accrued;
          (6) Any assessment, deficiency or adjustment related to or in connection with any Tax for which the Company or any of the Company’s Subsidiaries is liable or with respect to the Company’s or such of the Company’s Subsidiaries’, as applicable, income, sales, assets or business that is or was required to be reported to any Governmental Entity has been so reported, and any additional Taxes owed with respect thereto have been paid;
          (7) There is no outstanding subpoena or summons from any Governmental Entity with respect to any Tax for which the Company or any of the Company’s Subsidiaries is or may be liable or with respect to the

Company’s or such of the Company’s Subsidiaries’, as applicable, income, sales, assets or business;
          (8) Neither the Company nor any of the Company’s Subsidiaries is a party to any agreement with any Governmental Entity (including, but not limited to, any closing agreement within the meaning of Code Section 7121 or any analogous Legal Requirement) or has requested or received a private letter or other ruling from any Governmental Entity relating to any Tax for which the Company or such of the Company’s Subsidiaries is or may be liable or with respect to the Company’s or such of the Company’s Subsidiaries’, as applicable, income, sales, assets or business;
          (9) Neither the Company nor any of the Company’s Subsidiaries has any “tax-exempt use property,” within the meaning of Code Section 168(h) or any similar provision of applicable law with respect to the Company, each of the Company’s Subsidiaries, or their respective income, sales, assets or businesses;
          (10) No asset of the Company or any of the Company’s Subsidiaries is required to be treated as being owned by any other Person pursuant to any provision of applicable law, including, but not limited to, the “safe harbor” leasing provisions of Code Section 168(f)(8) as in effect prior to the repeal of those “safe harbor” leasing provisions;
          (11) Neither the Company nor any of the Company’s Subsidiaries is, nor has any of them ever been, a “United States real property holding corporation” within the meaning of Code Section 897(c)(2) at any time during the applicable period referred to in Code Section 897(c)(l)(A)(ii);
          (12) No jurisdiction where the Company or any of the Company’s Subsidiaries does not file a Tax Return has made or threatened to make a claim that the Company or such of the Company’s Subsidiaries is required to file a Tax Return for such jurisdiction or is subject to Tax in such jurisdiction;
          (13) Neither the Company nor any of the Company’s Subsidiaries has distributed stock of another Person or has had its stock distributed by another Person in a transaction that was purported or intended to be governed by Code Section 355 or Code Section 361;
          (14) The statute of limitations for any Tax proceeding or the assessment or collection of any Tax for which the Company or any of the Company’s Subsidiaries is or may be liable or with respect to its income, sales, assets or business has never been extended or waived;
          (15) Neither the Company nor any of the Company’s Subsidiaries (1) has been a member of an affiliated group filing a consolidated federal income Tax Return or (2) has any liability for the Taxes of any Person

(other than the Company or any of the Company’s Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Legal Requirement), as a transferee or successor, by contract or otherwise.
          (ii) Schedule 3.1(o) sets forth a list of all jurisdictions (foreign and domestic) in which any Tax Returns have been filed by or on behalf of the Company or any of the Company’s Subsidiaries, or with respect to the Company’s or the Company’s Subsidiaries’ respective income, assets or businesses within the three-year period ending on the Closing Date and a description of each such Tax Return and the period for which it was filed.
          (iii) Schedule 3.1(o) sets forth a list of all jurisdictions (foreign and domestic) in which income, franchise and other Tax Returns of the Company or of the Company’s Subsidiaries have been the subject of Tax proceedings and a description of each such Tax Return and the period for which it was filed.
          (iv) The Company has made available to the Lead Purchaser all audit reports, closing agreements, letter rulings, or technical advice memoranda relating to any Taxes for which the Company or any of the Company’s Subsidiaries is or may be liable with respect to the Company’s or such of the Company’s Subsidiaries’ respective income, sales, assets or businesses.
          (p) Affiliated Party Transactions.
          (i) Except as listed on Schedule 3.1(p)(1) and except for obligations arising under the Transaction Documents, neither the Company, the Company Subsidiaries, nor any of their respective Affiliates has, directly or indirectly, any obligation to or cause of action or claim against the Company or any of the Company’s Subsidiaries.
          (ii) Except as listed on Schedule 3.1(p)(2) neither the Company nor any of the Company’s Subsidiaries has any loan or advance in excess of $1,000 outstanding to any stockholder, officer, director or employee thereof and no officer or director of the Company or any of the Company’s Subsidiaries or any Affiliate of the Company or any of the Company’s Subsidiaries has, either directly or indirectly:
          (1) an equity interest of five percent (5%) or more in any Person that purchases from or sells or furnishes to the Company or any of the Company’s Subsidiaries any goods or otherwise does business with the Company or any of the Company’s Subsidiaries; or
          (2) a beneficial interest in any contract, commitment or agreement to which the Company or any of the Company’s Subsidiaries is a party or under which the Company or such of the Company’s Subsidiaries is obligated or bound or to which the property of the Company or such of the Company’s Subsidiaries may be subject, other than contracts, commitments or agreements between the Company or such of the Company’s Subsidiaries and such Persons in their capacities as employees, officers or directors of the Company or of the Company’s Subsidiaries; provided, however, that such representation and warranty shall not apply to the ownership, as a passive investment, by any such officer or Affiliate of less than one percent (1%) of a class of securities listed for trading on a national securities exchange or publicly traded in the over-the-counter market.
          (q) Environmental Matters. The Company has not caused or allowed, or contracted with any party for, the generation, use, transportation, treatment, storage or disposal of any Hazardous Substances in connection with the operation of its business or otherwise. Except as set forth in Schedule 3.1(q), the Company, the operation of its business, and the Interests are in compliance with all applicable Environmental Laws and orders or directives of any Governmental Entity having jurisdiction under such Environmental Laws, including, without limitation, any Environmental Laws or orders or directives with respect to any cleanup or remediation of any release or threat of release of Hazardous Substances, and no actions are presently required to comply with any such applicable Environmental Laws. The Company has not received any citation, directive, letter or other communication, written or oral, or any notice of any proceeding, claim or lawsuit arising out of or relating to any Environmental Laws, from any Person arising out of the ownership of the Interests or the conduct of its operations, and the Company is not aware of any basis therefor. The Company has obtained and is maintaining in full force and effect all permits, licenses and approvals required by all Environmental Laws applicable to the Interests and the business operations conducted thereon and is in compliance with all such permits, licenses and approvals. The Company has not caused or allowed a release, or a threat of release, of any Hazardous Substance onto, at or near the Interests.
          (r) No Brokers; Private Placement.
          (i) Except as provided at Schedule 3.1(r), neither the Company nor any Affiliate of the Company has employed, or otherwise engaged, any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders’ fees or other similar fees in connection with the transactions contemplated by this Agreement.
          (ii) Neither the Company nor any Person acting on the Company’s behalf has sold or offered to sell or solicited any offer to buy the Securities by means of any form of general solicitation or advertising. To the knowledge of the Company, neither the Company nor any of its Affiliates nor any Person acting on the Company’s behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (1) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale of the Securities as contemplated hereby or (2) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market. The Company is not, and is not an Affiliate of, an “investment company” within the meaning of the

Investment Company Act of 1940, as amended. The Company is not a United States real property holding corporation within the meaning of the Foreign Investment in Real Property Tax Act of 1980.
          (s) Receivables. All of the accounts receivable of the Company and the Company Subsidiaries have arisen from bona fide transactions in the ordinary course of the Company’s or the Company Subsidiaries’ respective businesses, consistent with past practice and are fully collectible within one hundred twenty (120) days of the Closing Date.
          (t) Assets Utilized in the Business.
          (i) The assets, properties and rights owned, leased or licensed by the Company and the Subsidiaries and used in connection with their respective businesses and all the agreements to which the Company or any of the Company’s Subsidiaries is a party relating to their respective businesses, constitute all of the assets, properties, rights and agreements required by the Company and the Subsidiaries in the operation and conduct of their respective businesses as presently conducted and necessary and sufficient to operate and to conduct their respective businesses as contemplated to be conducted after the Closing in the ordinary course and consistent with past practice.
          (ii) With respect to each of the agreements referred to in Section 3.1(t)(i), neither the Company nor any of its Subsidiaries party thereto nor, to the knowledge of the Company, any other Person party thereto, has breached or terminated, threatened to breach or terminate or given notice of breach or termination of any such agreement and neither the Company nor any of its Subsidiaries has any intention to breach or terminate any such agreement or has any knowledge of or reason to believe that any other party to any such agreement intends to breach or terminate any such agreement.
          (iii) With respect to the respective businesses and operations as presently conducted and as contemplated to be conducted after the Closing on behalf of the Company and its Subsdiaries by the other Persons party to the agreements referred to in Section 3.1(t)(i), none of such buinesses or operations, if conducted by the Company or any of its Subsdiaries, would breach any of the representations, warranties, covenants or other agreements contained herein in any material respect.
          (u) Insurance. Set forth in Schedule 3.1(u) is a list of all insurance policies of any kind covering the Company and the Company’s Subsidiaries. Each of these insurance policies (a) are with insurance companies that are financially sound and reputable and are in full force and effect; (b) are sufficient for compliance with all material Legal Requirements and of all applicable the Company Material Contracts; and (c) are valid, outstanding and enforceable policies. Since January 1, 2001, neither the Company nor any of the Company’s Subsidiaries has been denied any insurance coverage which it has requested.
          (v) Delivery of Documents; Corporate Records. The minute and stock record books of each of the Company and the Company Subsidiaries contain true, correct and complete copies of the records of all meetings and consents in lieu of meetings of the

Company’s or the Company Subsidiaries’, as applicable, boards of directors (and all committees thereof) and the shareholders and members of the Company and the Company Subsidiaries since the respective dates of their incorporation or organization.
          (w) [Intentionally Deleted]
          (x) Restrictive Covenants. Except as set forth on Schedule 3.1(x), neither the Company nor any of the Company’s Subsidiaries is subject to any covenant that would restrict the Company or the Company Subsidiaries from engaging in their respective businesses.
          (y) Directors, Officers and Certain Employees. Schedule 3.1(y) sets forth a complete and correct list of the names and title, for each director and officer of the Company and each of the Company’s Subsidiaries, who received compensation during the Company’s and such of the Company’s Subsidiaries’, as applicable, most recently ended fiscal year. The Company is not aware of any director or officer who intends to terminate his or her relationship with the Company or any of the Company’s Subsidiaries, as a result of the transactions contemplated hereby or otherwise.
          (z) Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares issuable upon conversion of the Preferred Shares and the Warrant Shares issuable upon exercise of the Warrants will increase in certain circumstances in accordance with the respective terms of the Certificate of Designations and the Warrants. The Company further acknowledges that, its obligation to issue Conversion Shares upon conversion of the Preferred Shares in accordance with this Agreement and the Preferred Shares and its obligation to issue the Warrant Shares upon exercise of the Warrants in accordance with this Agreement and the Warrants is, in each case, except as provided in the Certificate of Designations and the Warrant, respectively, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.
          (aa) No Misstatements or Omissions. No representation or warranty by the Company contained in this Agreement or in any certificate, list, Schedule, Exhibit or other instrument specified or referred to in this Agreement contains or will contain any untrue statement of a material fact or omits or will omit any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.
          (bb) Application of Takeover Protections. There is no control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of its state of incorporation that is or could become applicable to any of the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities. The foregoing notwithstanding, the Company has authorized in its articles of incorporation blank check preferred stock.

          (cc) Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company or any other Purchaser (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Purchaser’s purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.
          (dd) Solvency. Based on the financial condition of the Company as of the date hereof, (i) the Company’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).
     3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, as to itself only and for no other Purchaser, represents and warrants to the Company as follows:
          (a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership or other applicable power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The purchase by such Purchaser of the Securities hereunder has been duly authorized by all necessary action on the part of such Purchaser. This Agreement has been duly executed and delivered by such Purchaser and constitutes the valid and binding obligation of such Purchaser, enforceable against it in accordance with its terms.
          (b) Investment Intent. Such Purchaser is (i) acquiring the Preferred Shares and Warrants and (ii) upon conversion of the Preferred Shares and exercise of the Warrants will acquire the Conversion Shares issuable upon conversion of the Preferred Shares and the Warrant Shares issuable upon exercise of the Warrants, in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.
          (c) Purchaser Status. At the time such Purchaser was offered the Securities it was, and at the date hereof it is: (i) an “accredited investor” as defined in Rule 501(a) under the Securities Act and (ii) an “accredited investor” as defined in Ontario Securities Commission Rule 45-501 Exempt Distributions, buying as principal.
          (d) Experience of such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.
          (e) Access to Information. Such Purchaser acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the Company’s representations and warranties contained in the Transaction Documents.
ARTICLE IV
AGREEMENTS OF THE COMPANY AND THE PURCHASERS
FOLLOWING THE EFFECTIVE DATE
     The following agreements and covenants shall become effective only upon the Effective Date.
     4.1 Transfer Restrictions.
          (a) The Securities may only be disposed of pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws and in compliance with any applicable Canadian Securities Law. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company or pursuant to Rule 144(k), except as otherwise set forth herein, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its Transfer Agent, without any such legal opinion, any transfer of Securities by a Purchaser to an Affiliate of such Purchaser, provided that the transferee certifies to the Company that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act.
          (b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of a legend substantially in the following form on any certificate evidencing Securities:
NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.
Certificates evidencing Securities shall not be required to contain such legend or any other legend (i) while a Registration Statement covering the resale of such Securities is effective under the Securities Act; provided, that the Company’s counsel shall have delivered a legal opinion relating to the removal of legends upon a sale or transfer of such Securities, or (ii) following any sale of such Securities pursuant to Rule 144, or (iii) if such Securities are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the SEC). The Company shall cause its counsel to issue the legal opinion included in the Transfer Agent Instructions to the Transfer Agent on the Effective Date and to deliver any required legal opinions with respect to the removal of legends upon the sale or transfer of Securities . Following the Effective Date or at such earlier time as a legend is no longer required for certain Securities, the Company will no later than five Trading Days following the delivery by a Purchaser to the Company of a legended certificate representing such Securities, use its reasonable best efforts to deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. For so long as any

Purchaser owns Securities, the Company will not effect or publicly announce its intention to effect any exchange, recapitalization or other transaction that effectively requires or rewards physical delivery of certificates evidencing the Common Stock.
          (c) The Purchasers agree to the imprinting of a legend substantially in the following form on any certificate evidencing the Preferred Shares and the Warrants and, if the Warrants or Preferred Shares are exercised or converted prior to dates set out below, any certificate evidencing the Warrant Shares or Conversion Shares, as applicable, shall bear a legend set forth below:
“UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THESE SECURITIES IN CANADA MUST NOT TRADE THESE SECURITIES BEFORE THE DATE THAT IS FOUR (4) MONTHS AND A DAY AFTER THE LATER OF (I) [THE CLOSING DATE] AND (II) THE DATE THE ISSUER BECOMES A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.”
The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped as promptly as practicable consistent with applicable requirements of Canadian federal, provincial and local Legal Requirements, if the Company becomes a reporting issuer by filing a prospectus in Alberta, British Columbia, Manitoba, Nova Scotia, Ontario, Quebec or Saskatchewan.
          (d) The Company acknowledges and agrees that a Purchaser may from time to time pledge or grant a security interest in some or all of the Securities in connection with a bona fide margin agreement or other loan or financing arrangement secured by the Securities and, if required under the terms of such agreement, loan or arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of a pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.
     4.2 Furnishing of Information. As long as any Purchaser owns Securities, the Company covenants to use its best efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act and applicable Canadian Securities Laws. Upon the request of any Purchaser, the Company shall deliver to such Purchaser a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as any Purchaser owns any Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with paragraph (c) of Rule 144 such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any Purchaser or subsequent holder of Securities may reasonably request to satisfy the provisions of Rule 144 applicable to the issuer of securities relating to transactions for the sale of securities pursuant to Rule 144, but only to the extent that the Company, or counsel of the Company agree, that the Purchaser or subsequent holder is able to avail themselves of the exemption created by Rule 144.
     4.3 Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.
     4.4 Reservation and Listing of Common Stock.
          (a) The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents. In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations in full under the Transaction Documents, the Company shall promptly take such actions as may be required to increase the number of authorized shares.
          (b) The Company shall take all steps necessary to cause its Common Stock to be approved for listing on its Trading Market and maintain the listing of such Common Stock on such Trading Market or another Eligible Market. The Company covenants to promptly file any listing application required by its Trading Market with respect to the Warrant Shares.
     4.5 [Intentionally Deleted]
     4.6 Variable Securities; Additional Registration Statement. For so long as any Warrants remain outstanding, the Company shall not, in any manner, issue or sell any rights, warrants or options to subscribe for or purchase Common Stock or directly or indirectly convertible into or exchangeable or exercisable for Common Stock at a price which varies or may vary with the market price of the Common Stock, including by way of one or more reset(s) to any fixed price unless the conversion, exchange or exercise price of any such security cannot be less than the then applicable Exercise Price (as defined in the Warrants) with respect to the Common Stock into which any Warrant is exercisable. Until the Effective Time, the Company will not file a registration statement under the Securities Act relating to securities that are not the Securities, other than a registration statement on Form S-8, in order to register increases in the shares underlying equity incentive plans in existence as of the date of this Agreement.
     4.7 Securities Laws Disclosure; Publicity. The Company and the Purchasers shall consult with each other in issuing any press releases or otherwise making public statements or filings and other communications with the SEC or any regulatory agency or Trading Market with respect to the transactions contemplated hereby, and neither party shall issue any such press release or otherwise make any such public statement, filing or other communication without the prior consent of the other, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement, filing or other communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the SEC or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except to the extent such disclosure (but not any disclosure as to the controlling Persons thereof) is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide any Purchaser with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the Closing Date without the express written consent of such Purchaser. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Purchaser shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents. No Purchaser shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure. Each Purchaser hereby agrees not to knowingly request any information from the Company, its directors, officers, employees or agents which such purchaser should reasonably know is material non-public information. Subject to the foregoing, neither the Company nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Lead Purchaser shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Each press release disseminated during the 12 months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.
     4.8 Reimbursement. If any Purchaser or any of its Affiliates or any officer, director, partner, controlling Person, employee or agent of a Purchaser or any of its Affiliates (a “Related Person”) becomes involved in any capacity in any Proceeding brought by or against any Person in connection with or as a result of the transactions contemplated by the Transaction Documents other than one brought by the applicable Purchaser or a Related Person thereof, the Company will indemnify and hold harmless such Purchaser or Related Person for its reasonable legal and other expenses (including the costs of any investigation, preparation and travel) and for any Losses incurred in connection therewith, as such expenses or Losses are incurred, excluding only Losses that result directly from such Purchaser’s or Related Person’s gross negligence or willful misconduct. In addition, the Company shall indemnify and hold harmless each Purchaser and Related Person from and against any and all Losses, as incurred, arising out of or relating to any breach by the Company of any of the representations, warranties or covenants made by the Company in this Agreement or any other Transaction Document, or any allegation by a third party that, if true, would constitute such a breach. The conduct of any Proceedings for which indemnification is available under this paragraph shall be governed by Section 6.4(c) below. The indemnification obligations of the Company under this paragraph shall be in addition to any liability that the Company may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Purchasers and any such Related Persons. The Company also agrees that neither the Purchasers nor any Related Persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the transactions contemplated by the Transaction Documents, except to the extent that any Losses incurred by the Company result from the gross negligence or willful misconduct of the applicable Purchaser or Related Person in connection with such transactions. If the Company breaches its obligations under any Transaction Document, then, in addition to any other liabilities the Company may have under any Transaction Document or applicable law, the Company shall pay or reimburse the Purchasers on demand for all costs of collection and enforcement (including reasonable attorneys fees and expenses). Subject to the foregoing, the Company specifically agrees to reimburse the Purchasers on demand for all costs of enforcing the indemnification obligations in this paragraph.
     4.9 Corporate Existence. So long as any Purchaser beneficially owns any Warrants, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction (i) assumes the Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market.
ARTICLE V
CONDITIONS
     5.1 Conditions Precedent to the Obligations of the Purchasers. The obligation of each Purchaser to acquire the Securities set forth opposite such Purchaser’s name on the Schedule of Purchasers at the Closing is subject to the satisfaction or waiver by such Purchaser, at or before the Closing, of each of the following conditions:
          (a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date.
          (b) Performance. The Company and each other Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.
          (c) Good Standing. The Company shall have delivered to such Purchaser a certificate evidencing the formation and good standing of the Company and each of its

Subsidiaries in such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within 10 days of the Closing Date.
          (d) Qualification. The Company shall have delivered to such Purchaser a certificate evidencing the Company’s qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company is so qualified, as of a date within 10 days of the Closing Date.
          (e) Filing of the Certificate of Designations. The Certificate of Designations in the form attached as Exhibit A shall have been filed on or prior to the Closing Date with the Secretary of State of the State of Nevada and shall be in full force and effect, enforceable against the Company in accordance with its terms and shall not have been amended.
     5.2 Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell the Securities set forth opposite each Purchaser’s name on the Schedule of Purchasers is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:
          (a) Representations and Warranties. The representations and warranties of the Purchasers contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date; and
          (b) Performance. The Purchasers shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Purchasers at or prior to the Closing.
ARTICLE VI
REGISTRATION RIGHTS
     6.1 Shelf Registration
          (a) On or prior to the Filing Date, the Company shall prepare and file with the SEC a “Shelf” Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form SB-2 (except if the Company is not then eligible to register for resale the Registrable Securities on Form SB-2, in which case such registration shall be on another appropriate form in accordance herewith as the Purchasers may reasonably consent) and shall contain (except if otherwise directed by the Purchasers) the “Plan of Distribution” attached hereto as Exhibit F.
          (b) The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC as promptly as possible after the filing thereof, but in any event prior to the Required Effectiveness Date, and shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act until the end of the Effectiveness Period or all Registrable Securities owned by the Purchaser may be sold pursuant to Rule 144(k); provided, however, the Company’s obligation to keep such Registration Statement effective shall cease in the event the Company has replaced such Registration Statement with a Registration Statement on Form S-3, declared effective by the SEC, covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Company shall use its best efforts to keep such Registration Statement on Form S-3 continuously effective under the Securities Act until the end of the Effectiveness Period.
          (c) Unless the Company has complied with Section 6.9(b), the Company shall use its commercially reasonable efforts to file the Canadian Prospectus with the Canadian Securities Commissions and obtain a receipt or MRRS Decision Document for such Canadian Prospectus prior to the Required Effectiveness Date.
          (d) The Company shall notify each Purchaser in writing promptly (and in any event within one Trading Day) after receiving notification from the SEC that the Registration Statement has been declared effective and when the receipt or MRRS Decision Document for the Canadian Prospectus has been obtained.
          (e) As promptly as possible, and in any event no later than the Post-Effective Amendment Filing Deadline, the Company shall prepare and file with the SEC a Post-Effective Amendment. The Company shall use its best efforts to cause the Post-Effective Amendment to be declared effective by the SEC as promptly as possible after the filing thereof, but in any event prior to the fifteenth Trading Day after the Post-Effective Amendment Filing Deadline. The Company shall notify each Purchaser in writing promptly (and in any event within one business day) after receiving notification from the SEC that the Post-Effective Amendment has been declared effective.
          (f) Upon the occurrence of any Event (as defined below) prior to the 24-month anniversary of the Closing, and on every monthly anniversary thereof occurring no later than the 24-month anniversary of the Closing until the applicable Event is cured, as partial relief for the damages suffered therefrom by the Purchasers (which remedy shall not be exclusive of any other remedies available under this Agreement, at law or in equity), the Company shall pay to each Purchaser an amount in cash, as liquidated damages and not as a penalty, equal to 1% of the aggregate purchase price paid by such Purchaser. The payments to which a Purchaser shall be entitled pursuant to this Section 6.1(f) are referred to herein as “Event Payments”. Any Event Payments payable pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the cure of an Event. In the event the Company fails to make Event Payments within 10 Business Days of any demand therefore, such Event Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full.
     For such purposes, each of the following shall constitute an “Event":

          (i) the Initial Registration Statement is not filed on or prior to the Initial Registration Filing Date or is not declared effective on or prior to the Initial Registration Required Effectiveness Date (all as defined in Section 6.9);
          (ii) the Registration Statement is not filed on or prior to the Filing Date or is not declared effective on or prior to the Required Effectiveness Date;
          (iii) a receipt or MRRS Decision Document for the Canadian Prospectus is not obtained on or prior to the Initial Required Effectiveness Date or the Required Effectiveness Date, as the case may be;
          (iv) a Post-Effective Amendment is not filed on or prior to the Post-Effective Amendment Filing Deadline or is not declared effective on or prior to the twenty-first Trading Day after the Post-Effective Amendment Filing Deadline;
          (v) the Company fails to have the Common Stock listed on its Trading Market on or prior to January 31, 2006; and
          (vi) after the Effective Date, a Purchaser is not permitted to sell Registrable Securities under the Registration Statement (or a subsequent Registration Statement filed in replacement thereof) for any reason (other than the requirement of the Company to file a Post-Effective Amendment and for such Post-Effective Amendment to be declared effective) and is not permitted to sell Registrable Securities in a jurisdiction without filing a Canadian Prospectus and obtaining a receipt or MRRS Decision Document for such Canadian Prospectus for either (A) 10 or more consecutive Trading Days or (B) 30 Trading Days, whether or not consecutive, in any 365-day period); provided, however, that none of the foregoing shall constitute an “Event” if the delay is caused by any act of war, terrorism, natural disaster or power failure.
          (g) The Company shall not, prior to the Effective Date of the Registration Statement, (i) prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act (ii) prepare and file with the Canadian Securities Commissions a Canadian Prospectus relating to an offering for its own account or the account of others under the Canadian Securities Laws of any of its equity securities.
     6.2 Registration Procedures. In connection with the Company’s registration or Canadian Prospectus filing obligations hereunder, the Company shall:
          (a) Not less than three Trading Days prior to the filing of a Registration Statement or any related Prospectus or any Canadian Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference) with respect to the registration or qualification of any Registrable Securities, the Company shall (i) furnish to each Purchaser and Schulte Roth & Zabel LLP and McCarthy Tetrault LLP (“Purchaser Counsel”) copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Purchasers and Purchaser Counsel, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of

Purchaser Counsel, to conduct a reasonable investigation within the meaning of the Securities Act or otherwise. The Company shall not file a Registration Statement or any such Prospectus or Canadian Prospectus or any amendments or supplements thereto to which Purchasers holding a majority of the Registrable Securities shall reasonably object. However, any objection to the filing of such registration statement or other document enumerated above, shall suspend from occurring any of the “Events” listed above in Section 6.1 ((f) i.-vi.) for the period of time during which the objection remains, but in no case will the period of suspension exceed ten Trading Days.
          (b) (i) Prepare and file with the SEC and/or Canadian Securities Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period or maintain its reporting issuer status under applicable Canadian Securities Laws and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, and in any event within ten Business Days, to any comments received from the SEC or Canadian Securities Commission with respect to the Registration Statement or Canadian Prospectus or any amendment thereto and as promptly as reasonably practicable provide the Purchasers true and complete copies of all correspondence from and to the SEC or Canadian Securities Commission relating to the Registration Statement or Canadian Prospectus; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act and Canadian Securities Laws with respect to the disposition of all Registrable Securities covered by the Registration Statement and/or the Canadian Prospectus, as applicable, during the applicable period in accordance with the intended methods of disposition by the Purchasers thereof set forth in the Registration Statement as so amended or in such Prospectus and/or the Canadian Prospectus, as applicable, as so supplemented.
          (c) Notify the Purchasers of Registrable Securities to be sold and Purchaser Counsel as promptly as reasonably practicable, and (if requested by any such Person) confirm such notice in writing no later than two Trading Days thereafter, of any of the following events: (i) the SEC notifies the Company whether there will be a “review” of any Registration Statement; (ii) the SEC comments in writing on any Registration Statement (in which case the Company shall deliver to each Purchaser a copy of such comments and of all written responses thereto); (iii) any Registration Statement or any post-effective amendment is declared effective; (iv) the SEC or any other Federal or state governmental authority requests any amendment or supplement to any Registration Statement or Prospectus or requests additional information related thereto; (v) the SEC issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; (vii) any Canadian Securities Commission notifies the Company whether there will be a “review” of any Canadian Prospectus; (viii) any Canadian Securities Commission comments in writing on any Canadian Prospectus (in which case the

Company shall deliver to each Purchaser a copy of such comments and of all written responses thereto); (ix) any MRRS Decision Document is obtained for a Canadian Prospectus effective; (x) a Canadian Securities Commission requests any amendment or supplement to any Canadian Prospectus or requests additional information related thereto; (xi) any Canadian Securities Commission issues a cease trade order for any of the Company securities; or (xii) the financial statements included in any Registration Statement or Canadian Prospectus become ineligible for inclusion therein or any statement made in any Registration Statement or Prospectus or Canadian Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to a Registration Statement, Prospectus, Canadian Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          (d) Use its reasonable efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement, or (ii) any cease trade order from the Canadian Securities Commission or (iii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.
          (e) Furnish to each Purchaser and Purchaser Counsel, without charge, at least one conformed copy of each Registration Statement, each Canadian Prospectus and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) as promptly as practicable after the filing of such documents with the SEC or Canadian Securities Commission.
          (f) Promptly deliver to each Purchaser and Purchaser Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus), Canadian Prospectus and each amendment or supplement thereto as such Persons may reasonably request within two Business Days of such request. The Company hereby consents to the use of such Prospectus and Canadian Prospectus, if applicable, and each amendment or supplement thereto by each of the selling Purchasers in connection with the offering and sale of the Registrable Securities covered by such Prospectus or Canadian Prospectus, if applicable, and any amendment or supplement thereto.
          (g) (i) In the time and manner required by each Trading Market, prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) take all steps necessary to cause such Registrable Securities to be approved for listing on each Trading Market as soon as practicable thereafter; (iii) provide to the Purchasers evidence of such listing; and (iv) maintain the listing of such Registrable Securities on each such Trading Market or another Eligible Market.
          (h) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Purchasers and Purchaser Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States or Canada as any Purchaser requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement or Canadian Prospectus, if applicable; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject.
          (i) Cooperate with the Purchasers to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement or Canadian Prospectus, if applicable, which certificates shall be free, to the extent permitted by this Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Purchasers may request.
          (j) Upon the occurrence of any event described in Section 6.2(c)(xii), as promptly as reasonably practicable, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement, the Canadian Prospectus nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          (k) Reasonably cooperate with any due diligence investigation undertaken by the Purchasers in connection with the sale of Registrable Securities, including without limitation by making available any documents and information; provided that the Company will not deliver or make available to any Purchaser material, nonpublic information unless such Purchaser specifically requests in advance to receive material, nonpublic information in writing.
          (l) If Holders of a majority of the Registrable Securities being offered pursuant to a Registration Statement select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form reasonably acceptable to the Company, including, without limitation, by providing customary legal opinions, comfort letters and indemnification and contribution obligations; provided, that no such agreement shall obligate the Company to pay any amount not otherwise contemplated by this Article VI.
          (m) Comply with all applicable rules and regulations of the SEC and Canadian Securities Laws.

     6.3 Registration Expenses. The Company shall pay (or reimburse the Purchasers for) all fees and expenses incident to the performance of or compliance with this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the SEC, any Trading Market and in connection with applicable state securities or Blue Sky laws, (b) printing expenses (including without limitation expenses of printing certificates for Registrable Securities and of printing prospectuses requested by the Purchasers), (c) messenger, telephone and delivery expenses incurred by the Company, (d) fees and disbursements of counsel for the Company and up to $20,000 in the aggregate for Purchaser Counsel (incurred in preparing the initial filing of the registration statement for the Registrable Securities and all amendments thereto prior to it being declared effective), (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, and (f) all listing fees to be paid by the Company to the Trading Market. In all events, the Purchasers shall be solely responsible for paying all brokerage fees, underwriter commissions or similar compensation relating to their sale of Registrable Securities and any income taxes resulting from any such sale of Registrable Securities.
     6.4 Indemnification
          (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Purchaser, the officers, directors, partners, members, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus, the Canadian Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or to the extent that such information relates to such Purchaser or such Purchaser’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 6.2(c)(v)-(xii), the use by such Purchaser of an outdated or defective Prospectus or Canadian Prospectus after the Company has notified such Purchaser in writing that the Prospectus or Canadian Prospectus is outdated or defective and prior to the receipt by such Purchaser of the Advice contemplated in Section 6.5. The Company shall notify the Purchasers promptly of the institution, threat or assertion of any

Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.
          (b) Indemnification by Purchasers. Each Purchaser shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of any untrue statement of a material fact contained in the Registration Statement, any Prospectus, any Canadian Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, any Canadian Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Purchaser to the Company specifically for inclusion in such Registration Statement or such Prospectus or such Canadian Prospectus or to the extent that (i) such untrue statements or omissions are based solely upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or to the extent that such information relates to such Purchaser or such Purchaser’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Canadian Prospectus, such Prospectus or such form of Prospectus or Canadian Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 6.2(c)(v)-(xii), the use by such Purchaser of an outdated or defective Prospectus or Canadian Prospectus after the Company has notified such Purchaser in writing that the Prospectus or Canadian Prospectus is outdated or defective and prior to the receipt by such Purchaser of the Advice contemplated in Section 6.5. In no event shall the liability of any selling Purchaser hereunder be greater in amount than the dollar amount of the net proceeds received by such Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation.
          (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.
          An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.
          All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).
          (d) Contribution. If a claim for indemnification under Section 6.4(a) or (b) is unavailable to an Indemnified Party (by reasons other than the specified exclusions to indemnification), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6.4(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6.4(d), no Purchaser shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Purchaser from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
          The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.
     6.5 Dispositions. Each Purchaser agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement. Each Purchaser further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 6.2(c)(v)-(xii), such Purchaser will discontinue disposition of such Registrable Securities under the Registration Statement until such Purchaser’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 6.2(j), or until it is advised in writing (the “Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.
     6.6 No Piggyback on Registrations. Except as set forth on Schedule 6.6, neither the Company nor any of its security holders (other than the Purchasers in such capacity pursuant hereto) may include securities of the Company in a Registration Statement issued in accordance with Section 6.1 other than the Registrable Securities. In addition, the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders.
     6.7 Incidental Registrations.
          (a) If the Company at any time or from time to time proposes to register or qualify any of its securities under the Securities Act or Canadian Securities Laws, respectively, (other than in a registration on Form S-4 or S-8 or any successor form to such forms) whether or not pursuant to registration rights granted to other Purchasers of its securities and whether or not for sale for its own account, the Company shall deliver prompt written notice (which notice shall be given at least 30 days prior to such proposed registration) to the all Purchasers of its intention to undertake such registration or qualification, describing in reasonable detail the proposed registration or qualification and distribution (including the anticipated range of the proposed offering price, the class and number of securities proposed to be registered or qualified and the distribution arrangements) and of such Purchasers’ right to participate in such registration or qualification under this Section 6.7(a) as hereinafter provided. Subject to the other provisions of this paragraph (a) and Section 6.7(b), upon the written request of any Purchaser made within 20 days after the receipt of such written notice (which request shall specify the amount of Registrable Securities to be registered and the intended method of disposition thereof), the Company shall effect the registration or qualification under the Securities Act or Canadian Securities Laws, as the case may be, of all Registrable Securities requested by Purchasers to be so registered or qualified (an “Incidental Registration”), to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered or qualified, by inclusion of such Registrable Securities in the Registration Statement or Canadian Prospectus which covers the securities which the Company proposes to register or qualify and shall cause such Registration Statement to become and remain effective or obtain an MRRS Decision Document for such Canadian Prospectus with respect to such Registrable Securities in accordance with the registration procedures set forth in Section 6.2 above. If an Incidental Registration involves an Underwritten Offering, immediately upon notification to the Company from the Underwriter of the price at which such securities are to be sold, the Company shall so advise each participating Purchaser. The Purchasers requesting inclusion in an Incidental Registration may, at any time prior to the effective date of the Incidental Registration Statement (and for any reason), revoke such request by delivering written notice to the Company revoking such requested inclusion.
          (i) If at any time after giving written notice of its intention to register or qualify any securities and prior to the effective date of the Incidental Registration Statement filed in connection with such registration or MRRS Decision Document in respect of the Canadian Prospectus, the Company shall determine for any reason not to register or qualify or to delay registration or qualification of such securities, the Company may, at its election, give written notice of such determination to each Purchaser of Registrable Securities and, thereupon, (A) in the case of a determination not to register or qualify, the Company shall be relieved of its obligation to register or qualify any Registrable Securities in connection with such registration or qualification (but not from its obligation to pay the Registration Expenses incurred in connection therewith), and (B) in the case of a determination to delay such registration or qualification, the Company shall be permitted to delay the registration or qualification of such Registrable Securities for the same period as the delay in registering or qualifying such other securities; provided, however, that if such delay shall extend beyond 120 days from the date the Company received a request to include Registrable Securities in such Incidental Registration, then the Company shall again give all Purchasers the opportunity to participate therein and shall follow the notification procedures set forth in the preceding paragraph. There is no limitation on the number of such Incidental Registrations pursuant to this Section 6.7 which the Company is obligated to effect.
          (ii) The registration rights granted pursuant to the provisions of this Section 6.7 shall be in addition to the registration rights granted pursuant to the other provisions of Section 6.7 hereof.
          (b) Priority in Incidental Registration. If an Incidental Registration involves an Underwritten Offering (on a firm commitment basis), and the sole or the lead managing Underwriter, as the case may be, of such Underwritten Offering shall advise the Company in writing (with a copy to each Purchaser requesting registration or qualification) on or before the date five days prior to the date then scheduled for such offering that, in its opinion, the amount of securities (including Registrable Securities) requested to be included in such registration or qualification exceeds the amount which can be sold in such offering without materially interfering with the successful marketing of the securities being offered (such writing to state the basis of such opinion and the approximate number of such securities which may be included in such offering without such effect), the Company shall include in such registration or qualification, to the extent of the number which the Company is so advised may be included in such offering without such effect, (i) in the case of a registration or qualification initiated by the Company, (A) first, the securities that the Company proposes to register or qualify for its own account, (B) second, the Registrable Securities requested to be included in such registration or qualification by the Purchasers, allocated pro rata in proportion to the number of Registrable Securities requested to be included in such registration or qualification by each of them, and (C) third, other securities of the Company to be registered or qualified on behalf of any other Person, and (ii) in the case of a registration or qualification initiated by a Person other than the Company, (A) first, the Registrable Securities requested to be included in such registration or qualification by the Purchasers and by any Persons initiating such registration or qualification, allocated pro rata in proportion to the number of securities requested to be included in such registration or qualification by each of them, (B) second, the securities that the Company proposes to register or qualify for its own account, and (C) third, other securities of the Company to be registered or qualified on behalf of any other Person; provided, however, that in the event the Company will not, by virtue of this Section 6.7(b), include in any such registration or qualification all of the Registrable Securities of any Purchaser requested to be included in such registration or qualification, such Purchaser may, upon written notice to the Company given within three days of the time such Purchaser first is notified of such matter, reduce the amount of Registrable Securities it desires to have included in such registration or qualification, whereupon only the Registrable Securities, if any, it desires to have included will be so included and the Purchasers not so reducing shall be entitled to a corresponding increase in the amount of Registrable Securities to be included in such registration or qualification.
          (c) Selection of Underwriters. If any Incidental Registration involves an Underwritten Offering, the sole or managing Underwriter(s) and any additional investment bankers and managers to be used in connection with such registration or qualification shall be subject to the approval of the holders of a majority of the Registrable Securities to be included in such Incidental Registration (such approval not to be unreasonably withheld).
     6.8 Additional Rights. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, or qualify by way of a Canadian Prospectus any of its equity securities, then the Company shall send to each Purchaser written notice of such determination and if, within fifteen days after receipt of such notice, any such Purchaser shall so request in writing, the Company shall include in such registration statement or qualification all or any part of such Registrable Securities such Purchaser requests to be registered or qualified.
     6.9 Company Initial Registration. On or prior to September 30, 2005 (the “Initial Registration Filing Deadline”), (a) the Company shall file a registration statement (the “Initial Registration Statement”) with the Commission on Form 10 or such other form acceptable to the Lead Purchaser to become a reporting company under the Securities Act and shall register their shares of Common Stock under the Exchange Act and shall cause such Initial Registration Statement to be declared effective by the Commission on or before December 31, 2005 (the “Initial Registration Required Effectiveness Date”); and (b) the Company shall file a non-offering Canadian Prospectus with the Canadian Securities Commissions and obtain a receipt or MRRS Decision Document for such Canadian Prospectus prior to the Initial Registration Required Effectiveness Date.
ARTICLE VII
ADDITIONAL COVENANTS
     7.1 Financial and Business Information. Prior to the Effective Date, the Company shall deliver to each of the Purchasers so long as such Purchaser owns any Preferred Shares or Warrants:
          (a) Monthly and Quarterly Statements — as soon as practicable, and in any event within 30 days after the close of each month of each fiscal year of the Company in the case of monthly statements and 45 days after the close of each of the first three fiscal quarters of each fiscal year of the Company in the case of quarterly statements, a consolidated balance sheet, statement of income and statement of cash flows of the Company and any Subsidiaries as at the close of such month or quarter and covering operations for such month or quarter, as the case may be, and the portion of the Company’s fiscal year ending on the last day of such month or quarter, all in reasonable detail and prepared in accordance with GAAP, subject to audit and year-end adjustments, setting forth in each case in comparative form the figures for the comparable period of the previous fiscal year. The Company shall also provide comparisons of each pertinent item to the budget referred to in subsection (c) below.
          (b) Annual Statements — as soon as practicable after the end of each fiscal year of the Company, and in any event within 90 days thereafter, duplicate copies of:
          (i) consolidated and consolidating balance sheets of the Company and any subsidiaries at the end of such year; and
          (ii) consolidated and consolidating statements of income, stockholders’ equity and cash flows of the Company and any subsidiaries for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by an opinion thereon of independent certified public accountants of recognized national standing selected by the Company, which opinion shall state that such financial statements fairly present the financial position of the Company and any subsidiaries on a consolidated basis and have been prepared in accordance with GAAP (except for changes in application in which such accountants concur) and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances, and the Company shall also provide comparisons of each pertinent item to the budget referred to in subsection (c) below.
          (c) Business Plan; Projections — no later than 30 days prior to the commencement of each fiscal year of the Company, an annual business plan of the Company and projections of operating results, prepared on a monthly basis, and a three year business plan of the Company and projections of operating results. Within 45 days of the close of each semi-annual fiscal period of the Company, the Company shall provide the Purchasers with an update of such monthly projections. Such business plans, projections and updates shall contain such substance and detail and shall be in such form as will be reasonably acceptable to the Purchasers.
          (d) Audit Reports — promptly upon receipt thereof, one copy of each other financial report and internal control letter submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company.
          (e) Other Reports — promptly upon their becoming available, one copy of each financial statement, report, notice or proxy statement sent by the Company to stockholders generally, of each financial statement, report, notice or proxy statement sent by the Company or any of its subsidiaries to the SEC or any successor agency, if applicable, of each regular or periodic report and any registration statement, prospectus or written communication (other than transmittal letters) in respect thereof filed by the Company or any subsidiary with, or received by such Person in connection therewith from, any domestic or foreign securities exchange, the SEC or any successor agency or any foreign regulatory authority performing functions similar to the SEC, of any press release issued by the Company or any subsidiary, and of any material of any nature whatsoever prepared by the SEC or any successor agency thereto or any state blue sky or securities law commission which relates to or affects in any way the Company or any subsidiary.
          (f) Progress Report — prior to each regularly scheduled meeting of the Board of Directors of the Company, a narrative report describing the Company’s activities since the date of the last such report, including a description of business development, operating results and marketing efforts.
          (g) Requested Information — with reasonable promptness, such other data and information as from time to time may be reasonably requested.
     7.2 Inspections. For so long as a Purchaser owns at least five percent (5%) of the outstanding Common Stock at any time prior to the Effective Date, the Company shall permit such Purchaser, its nominee, assignee, and its representative to visit and inspect any of the properties of the Company and its subsidiaries, to examine all its books of account, records, reports and other papers not contractually required of the Company to be confidential or secret, to make copies and extracts therefrom, and to discuss its affairs, finances and accounts with its officers, directors, key employees and independent public accountants or any of them (and by this provision the Company authorizes said accountants to discuss with such Purchaser, its nominees, assignees and representatives the finances and affairs of the Company and any subsidiaries), all at such reasonable times and as often as may be reasonably requested.
     7.3 Lost, etc. Certificates Evidencing Preferred Shares; Exchange. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any certificate evidencing any Preferred Shares owned by one of the Purchasers, and (in the case of loss, theft or destruction) of an unsecured indemnity satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such certificate, if mutilated, the Company will make and deliver in lieu of such certificate a new certificate of like tenor and for the number of shares evidenced by such certificate which remain outstanding. Such Purchaser’s agreement of indemnity shall constitute indemnity satisfactory to the Company for purposes of this Section 7.3. Upon surrender of any certificate representing any Preferred Shares for exchange at the office of the Company, the Company at its expense will cause to be issued in exchange therefor new certificates in such denomination or denominations as may be requested for the same aggregate number of Preferred Shares represented by the certificate so surrendered and registered as such holder may request. The Company will also pay the cost of all deliveries of certificates for such shares to the office of such Purchaser (including the cost of insurance against loss or theft in an amount satisfactory to the holders) upon any exchange provided for in this Section 7.3.
     7.4 Reservation of Common Stock. The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents. In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations in full under the Transaction Documents, the Company shall promptly take such actions as may be required to increase the number of authorized shares.
     7.5 Variable Securities; Additional Registration Statement.
          (a) This Section 7.5 shall only be effective prior to the Effective Date.
          (b) For so long as any Warrants remain outstanding, the Company shall not, in any manner, issue or sell any rights, warrants or options to subscribe for or purchase Common Stock or directly or indirectly convertible into or exchangeable or exercisable for Common Stock at a price which varies or may vary with the market price of the Common Stock, including by way of one or more reset(s) to any fixed price unless the conversion, exchange or exercise price of any such security cannot be less than the then applicable Exercise Price (as defined in the Warrants) with respect to the Common Stock under any into which any Warrant is exercisable.
     7.6 Disclosure; Publicity. The Company shall, on or before 8:30 a.m., New York City Time, on the day following execution of this Agreement, issue a press release, not in violation of any applicable securities laws, acceptable to the Purchasers disclosing all material terms of the transactions contemplated hereby. The Company shall, at least two Trading Days prior to the filing or dissemination of any disclosure required by this paragraph, provide a copy thereof to the Purchasers for their review. The Company and the Purchasers shall consult with each other in issuing any press releases or otherwise making public statements or filings and other communications with the SEC or any regulatory agency or Trading Market with respect to the transactions contemplated hereby, and neither party shall issue any such press release or otherwise make any such public statement, filing or other communication without the prior consent of the other, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement, filing or other communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any press release, filing with the SEC or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except to the extent such disclosure (but not any disclosure as to the controlling Persons thereof) is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide any Purchaser with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the date hereof without the express written consent of such Purchaser. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Purchaser shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents. No Purchaser shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure. Each Purchaser hereby agrees not to knowingly request any information from the Company, its directors, officers, employees or agents which such purchaser should reasonably know is material non-public information. Subject to the foregoing, neither the Company nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby. Each press release disseminated during the 12 months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading
     7.7 Use of Proceeds. The Company shall use the net proceeds from the sale of the Preferred Shares and Warrants hereunder (i) to pay any and all expenses incurred in connection with the sale of the Securities hereunder, (ii) to pay for the filing and maintaining of any registration statement required by this Agreement, and (iii) for the general working capital requirements of the Company.
     7.8 Reimbursement. If any Purchaser or any of its Affiliates or any officer, director, partner, controlling Person, employee or agent of a Purchaser or any of its Affiliates (a “Related Person”) becomes involved in any capacity in any Proceeding brought by or against any Person in connection with or as a result of the transactions contemplated by the Transaction Documents other than one brought by the applicable Purchaser or a Related Person thereof, the Company will indemnify and hold harmless such Purchaser or Related Person for its reasonable legal and other expenses (including the costs of any investigation, preparation and travel) and for any Losses incurred in connection therewith, as such expenses or Losses are incurred, excluding only Losses that result directly from such Purchaser’s or Related Person’s gross negligence or willful misconduct. In addition, the Company shall indemnify and hold harmless each Purchaser and Related Person from and against any and all Losses, as incurred, arising out of or relating to any breach by the Company of any of the representations, warranties or covenants made by the Company in this Agreement or any other Transaction Document, or any allegation by a third party that, if true, would constitute such a breach. The conduct of any Proceedings for which indemnification is available under this paragraph shall be governed by Section 6.4(c). The indemnification obligations of the Company under this paragraph shall be in addition to any liability that the Company may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Purchasers and any such Related Persons. The Company also agrees that neither the Purchasers nor any Related Persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the transactions contemplated by the Transaction Documents, except to the extent that any Losses incurred by the Company result from the gross negligence or willful misconduct of the applicable Purchaser or Related Person in connection with such transactions. If the Company breaches its obligations under any Transaction Document, then, in addition to any other liabilities the Company may have under any Transaction Document or applicable law, the Company shall pay or reimburse the Purchasers on demand for all costs of collection and enforcement (including reasonable attorneys fees and expenses). Subject to the foregoing, the Company specifically agrees to reimburse the Purchasers on demand for all costs of enforcing the indemnification obligations in this paragraph.
     7.9 Corporate Existence. So long as any Purchaser beneficially owns any Preferred Shares or Warrants, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction (i) assumes the Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market.
     7.10 Transfer Restrictions.
          (a) This Section 7.10 shall only be effective prior to the Effective Date.
          (b) The Securities may only be disposed of pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company or pursuant to Rule 144(k), except as otherwise set forth herein, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company, without any such legal opinion, any transfer of Securities by a Purchaser to an Affiliate of such Purchaser, provided that the transferee certifies to the Company that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act.
          (c) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of a legend substantially in the following form on any certificate evidencing Securities:

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.
Certificates evidencing Securities shall not be required to contain such legend or any other legend (i) while a Registration Statement covering the resale of such Securities is effective under the Securities Act; provided, that the Company’s counsel shall have delivered a legal opinion relating to the removal of legends upon a sale or transfer of such Securities, or (ii) following any sale of such Securities pursuant to Rule 144, or (iii) if such Securities are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the SEC). The Company shall cause its counsel to deliver any required legal opinions with respect to the removal of legends upon the sale or transfer of Securities . Following the Effective Date or at such earlier time as a legend is no longer required for certain Securities, the Company will no later than five Trading Days following the delivery by a Purchaser to the Company of a legended certificate representing such Securities, use its reasonable best efforts to deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records that enlarge the restrictions on transfer set forth in this Section. For so long as any Purchaser owns Securities, the Company will not effect or publicly announce its intention to effect any exchange, recapitalization or other transaction that effectively requires or rewards physical delivery of certificates evidencing the Common Stock.
          (d) The Purchasers agree to the imprinting of a legend substantially in the following form on any certificate evidencing the Preferred Shares and the Warrants and, if the Warrants or Preferred Shares are exercised or converted prior to dates set out below, any certificate evidencing the Warrant Shares or Conversion Shares, as applicable, shall bear a legend set forth below:
“UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THESE SECURITIES IN CANADA MUST NOT TRADE THESE SECURITIES BEFORE THE DATE THAT IS FOUR (4) MONTHS AND A DAY AFTER THE LATER OF (I) [THE CLOSING DATE] AND (II)

THE DATE THE ISSUER BECOMES A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.”
The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped as promptly as practicable consistent with applicable requirements of Canadian federal, provincial and local Legal Requirements, if the Company the company becomes a reporting issuer by filing a prospectus in Alberta, British Columbia, Manitoba, Nova Scotia, Ontario, Quebec or Saskatchewan.
          (e) The Company acknowledges and agrees that a Purchaser may from time to time pledge or grant a security interest in some or all of the Securities in connection with a bona fide margin agreement or other loan or financing arrangement secured by the Securities and, if required under the terms of such agreement, loan or arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of a pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.
ARTICLE VIII
MISCELLANEOUS
     8.1 Termination. This Agreement may be terminated by the Lead Purchaser, by written notice to the other parties, if the Closing has not been consummated by the fourth Trading Day following the date of this Agreement; provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties).
     8.2 Fees and Expenses. At the Closing, and only upon Closing, the Company shall pay the reasonable fees and expenses of legal counsel to the Lead Purchaser incurred in connection with the preparation and negotiation of the Transaction Documents. In lieu of the foregoing payment, Lead Purchaser may retain such amount at the Closing or require the Company to pay such amount directly to Schulte Roth & Zabel LLP and McCarthy Tetrault LLP. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of the Securities.
     8.3 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company will execute and deliver to the Purchasers such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents. Notwithstanding anything to the contrary herein, the Securities may be assigned to any Person in connection with a bona fide margin account or other loan or financing arrangement secured by such Securities.
     8.4 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

(a)	If to the Company:

White Mountain Titanium Corporation
6 East Rose Street
Walla Walla, WA 99362
Facsimile No.: 509-526-3492
Telephone No.: 509-526-3491
Attn: Howard Crosby

With a copy to:
Troutman Sanders LLP
405 Lexington Avenue
New York, NY 10184
Facsimile No.: 212-704-6288
Telephone No.: 212-704-6000
Attn: Henry I. Rothman, Esq.
If to the Purchaser, to its address and facsimile number set forth on the Schedule of Purchaser, with copies to such Purchaser’s representatives as set forth on the Schedule of Purchasers,
With a copy (for informational purposes only) to:

Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022
Telephone: (212) 756-2000
Facsimile: (212) 593-5955
Attention: Peter Halasz, Esq.
or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.
     8.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Purchasers under Article VI and that does not directly or indirectly affect the rights of other Purchasers may be given by Purchasers holding at least a majority of the Registrable Securities to which such waiver or consent relates.
     8.6 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
     8.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns including all subsequent purchasers of the Securities, other than any purchaser of Securities distributed pursuant to an effective Registration Statement. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of holders of at least a majority of the Preferred Shares then outstanding. Any Purchaser may assign some or all of its rights (except those of indemnification or reimbursement) under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the “Purchasers.” Notwithstanding anything to the contrary herein, Securities may be assigned to any Person in connection with a bona fide margin account or other loan or financing arrangement secured by such Securities.
     8.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Related Person is an intended third party beneficiary of Section 4.8 and each Indemnified Party is an intended third party beneficiary of Section 6.4 and (in each case) may enforce the provisions of such Sections directly against the parties with obligations thereunder.
     8.9 Governing Law; Venue; Waiver Of Jury Trail. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND

INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE COMPANY AND PURCHASERS HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY PURCHASER HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY PURCHASER, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND PURCHASERS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.
     8.10 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery and/or exercise of the Securities, as applicable.
     8.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.
     8.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.
     8.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.
     8.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. The Purchaser agrees that the loss, mutilation, theft, or destruction of any certificate shall not trigger the occurrence of an Event as defined in Section 6.1 (e) sections i-iv, unless such loss, mutilation, theft, or destruction is directly caused by the negligence of the Company. The phrase “directly” specifically excludes any persons or parties who are agents of the Company.
     8.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.
     8.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser hereunder or any Purchaser enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company by a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.
     8.17 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be amended to appropriately account for such event.
     8.18 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase the Securities pursuant to this Agreement has been made by such

Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of the Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no other Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment hereunder. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.
[SIGNATURE PAGES TO FOLLOW]

     IN WITNESS WHEREOF, each of the parties hereto have caused their respective signature page to this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

WHITE MOUNTAIN TITANIUM CORPORATION

By:	/s/ M. P. Kurtanjek
Name: M. P. Kurtanjek
Title: President and CEO
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOR PURCHASERS FOLLOW]

     IN WITNESS WHEREOF, each of the parties hereto have caused their respective signature page to this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

RUBICON MASTER FUND

By:	/s/ H. Joseph Leitch

	Name:	H. Joseph Leitch
	Title:	Partner,
Rubicon Fund Management LLP,
Investment Manager for
Rubicon Master Fund

AMENDMENT, WAIVER AND JOINDER TO THE SECURITIES PURCHASE AGREEMENT
          THIS AMENDMENT, WAIVER AND JOINDER, dated as of September 7, 2005 (this “Amendment”) to the Securities Purchase Agreement referred to below is entered into by and among White Mountain Titanium Corporation, a Nevada corporation (the “Company”), Rubicon Master Fund (the “Initial Purchaser”), Compañia Contractual Minera Ojos del Salado, a company formed under the laws of the Chile (“CCMO”) and Phelps Dodge Corporation, a Delaware corporation (“Phelps Dodge”).
          WHEREAS, the parties have entered into that certain Securities Purchase Agreement, dated as of July 7, 2005 (the “Original Securities Purchase Agreement”) between the Company and the Initial Purchaser, pursuant to which the Initial Purchaser purchased Preferred Shares and Warrants from the Company;
          WHEREAS, the parties now wish to amend the Original Securities Purchase Agreement and the Initial Purchaser now wishes to grant a limited waiver of the Company’s compliance with certain terms of the Original Securities Purchase Agreement and to permit Phelps Dodge to become a Purchaser, all as set forth herein (as so amended and waived, the “Securities Purchase Agreement”);
          WHEREAS, on or about September 5, 2003, Compan?ia Minera Rutile Resources Limitada (formally known as Minera Royal Silver Limitada), a subsidiary of the Company (the “Subsidiary”), and CCMO entered into a Transfer of Contract and Mortgage Credit agreement for the purchase by the Subsidiary of certain mining concessions located in Chile for which CCMO held a mortgage (the “Transfer Agreement”);
          WHEREAS, pursuant to the Transfer Agreement, CCMO sold and transferred its mortgage right to the mining concessions to the Subsidiary;
          WHEREAS, subject to the terms of the Transfer Agreement, the Subsidiary was obligated to pay US$650,000 to CCMO for its transfer of the mortgage to the Subsidiary, payable US$50,000 within thirty days of the Transfer Agreement, US$50,000 on March 5, 2004, and US$50,000 on September 5, 2004, and is obligated to pay US$500,000 on September 4, 2005, which date has been extended by mutual consent of the parties to September 9, 2005;
          WHEREAS, the Subsidiary has timely made each of the payments required to be made pursuant to the Transfer Agreement, with only the remaining payment of US$500,000 to be made to CCMO on or before September 9, 2005 (such payment, the “Final Payment”);
          WHEREAS, CCMO transferred by dividend the right to receive the Final Payment from the Subsidiary to its parent corporation, PD Ojos del Salado, Inc., a Delaware corporation, and PD Ojos del Salado, Inc. transferred by dividend the right to receive the Final Payment from the Subsidiary to its parent corporation, Phelps Dodge;
          WHEREAS, the Subsidiary has offered, and Phelps Dodge has agreed to accept, 625,000 shares of the Company’s Preferred Stock and 625,000 Warrants to purchase shares of

     Common Stock, all to be issued in the name of Phelps Dodge, as consideration for the Final Payment of $500,000 as provided herein; and
          WHEREAS, the Company and the Initial Purchaser desire Phelps Dodge to become a party to the Securities Purchase Agreement as a Purchaser thereunder in connection with the conversion of the Final Payment into 625,000 Preferred Shares and Warrants to purchase 625,000 shares of Common Stock.
          NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:
          SECTION 1. Definitions. Reference is hereby made to the Securities Purchase Agreement for a statement of the terms thereof. All terms used in this Amendment which are used but not otherwise defined herein shall have the same meanings herein as set forth in the Securities Purchase Agreement.
          SECTION 2. Amendments.
          (a) Amendments to Section 1.1 (Definitions). Section 1.1 of the Securities Purchase Agreement is amended as follows:
               (i) the definition of Filing Date is hereby amended by replacing the date “January 31, 2006” in such definition with the following date: “October 31, 2005”; and
               (ii) the definition of Required Effectiveness Date is hereby amended by replacing the date “March 31, 2006” in such definition with the following date: “January 31, 2006.”
          (b) Amendments to Section 6.1 (Shelf Registration). Section 6.1 of the Securities Purchase Agreement is amended as follows:
               (i) Section 6.1(b) is hereby amended by adding the following at the end of the text of thereof:
“From and after the Effective Date until the expiration of the Effectiveness Period, the Company shall timely file with the Commission the annual, quarterly and other reports which the Company would be required to file with the Commission under Section 15(d) of the Exchange Act, whether or not the Company is eligible for any exemption therefrom.”;
               (ii) Section 6.1(c) is hereby amended by replacing the text thereof in its entirety with the following:
“The Company shall use its commercially reasonable efforts to file the Canadian Prospectus with the Canadian Securities Commissions prior to the Filing Date and obtain a receipt or MRRS Decision Document for such Canadian Prospectus prior to the Required Effectiveness Date.”;

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               (iii) clause (i) of the definition of Event in Section 6.1(f) is hereby amended by replacing the text thereof in its entirety with the following:
“the Canadian Prospectus is not filed with the Canadian Securities Commissions on or prior to the Filing Date or is not declared effective on or prior to the Required Effectiveness Date;”; and
               (iv) clause (iii) of the definition of Event in Section 6.1(f) is hereby amended by replacing the text thereof in its entirety with the following:
“a receipt or MRRS Decision Document for the Canadian Prospectus is not obtained on or prior to the Required Effectiveness Date;”.
          (c) Deletion of Section 6.9 (Company Initial Registration). Section 6.9 of the Securities Purchase Agreement is hereby deleted in its entirety.
          (d) Amendments to Schedule 3.1(b) (Capitalization; Issuance of the Securities). Schedule 3.1(b) of the Securities Purchase Agreement is amended as follows:
               (i) item 3 under the heading “Options, Warrants and Conversion Rights Outstanding” is hereby amended by replacing the text thereof in its entirety with the following:
“100,000 options, exercise price of $2.00 per share and expiring on July 31, 2009, were granted to Proteus Capital Corp.”; and
               (ii) item 4 under the heading “Options, Warrants and Conversion Rights Outstanding” is hereby amended by replacing the number “2,113,633” contained therein with the number “2,358,633.”
          (e) Amendment to Schedule of Purchasers. The Schedule of Purchasers attached to the Securities Purchase Agreement is hereby amended and restated in its entirety as attached hereto as Annex A.
          SECTION 3. Limited Waiver. The Initial Purchaser hereby grants a limited waiver of relevant provisions of the Securities Purchase Agreement, including Sections 4.6, 6.1(g) and 6.6, to permit the conversion of the Final Payment into 625,000 Preferred Shares and Warrants to purchase 625,000 shares of Common Stock for an exercise price of $1.25 per share.
          SECTION 4. Conversion of Final Payment. On the date hereof, Phelps Dodge hereby agrees purchase 625,000 Preferred Shares and Warrants to purchase 625,000 shares of Common Stock for an exercise price of $1.25 per share, which purchase price shall be deemed paid in exchange for the extinguishment of the Subsidiary’s obligation to pay the Final Payment to Phelps Dodge (the “Conversion”). The closing of the Conversion (the “Conversion Closing”) shall occur simultaneously with the filing of the Company of an amendment of its Certificate of Designations as set forth in Section 5(a) below without any further action by the parties. The parties agree that the Final Payment shall be deemed paid in full as of the date of the filing of the amendment to the Certificate of Designations as set forth in Section 5(a), below.

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     SECTION 5. Additional Agreements.
     (a) The Company shall promptly after the date hereof take all necessary action to amend its Certificate of Designations to reflect the addition of the 625,000 Preferred Shares being purchased by Phelps Dodge, including, without limitation, the prompt filing of such amendment to the Certificate of Designations with the State of Nevada to increase the number of Preferred Shares to 6,875,000. The amendment to the Certificate of Designations shall be filed not later than September 9, 2005. The Initial Purchaser, being the sole owner and holder of all of the outstanding shares of the Preferred Stock, hereby consents to, and votes such shares in favor of, the amendment to the Certificate of Designations to increase the number of shares authorized under such filed document to 6,875,000 Preferred Shares.
     (b) Except as provided herein, Phelps Dodge waives the delivery at the Conversion Closing of the documents and items designated in Section 2.2(a)(i)-(v) of the Securities Purchase Agreement. On or before September 9, 2005, the Company shall deliver to counsel for Phelps Dodge (i) a certified copy of the Certificate of Designations amended to reflect the addition of the Preferred Shares purchased by Phelps Dodge, certified by the Secretary of State of the State of Nevada; (ii) the Warrants representing the right to purchase 625,000 shares of the Company’s Common Stock; (iii) a duly executed and delivered share certificate representing 625,000 Preferred Shares; (iv) a legal opinion of Company Counsel, in the form of Exhibit A attached hereto, executed by such counsel; and (v) the Amended Transfer Agent Instructions, in the form of Exhibit B attached hereto.
     (c) Phelps Dodge waives the conditions set forth in Section 5.1 of the Securities Purchase Agreement, except as otherwise provided herein.
     (d) The parties agree that term “Purchaser Counsel” in Section 6.2(a) of the Securities Purchase Agreement shall include Fennemore Craig, P.C. when referring to Phelps Dodge as a Purchaser.
     (e) The parties agree that the term “Company Counsel” in Section 1.1 of the Securities Purchase Agreement shall mean Ronald N. Vance, P.C. and the address of Company Counsel in Section 8.4 shall be 57 West 200 South, Suite 310, Salt Lake City, UT 84101; Facsimile No. (801) 359-9310; Telephone No. (801) 359-9300.
     (f) Phelps Dodge concurrently with the execution of this Agreement shall execute and deliver to the Company a signature page to the Securities Purchase Agreement in the form attached hereto as Annex B.
     (g) Upon execution of this Agreement and the Annex B signature page to the Securities Purchase Agreement, (i) Phelps Dodge shall become a party to that certain Securities Purchase Agreement and hereby agrees to observe all the obligations, applicable to a Purchaser under the Securities Purchase Agreement and (ii) the Company

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     and the Initial Purchaser agree that Phelps Dodge shall have all the rights applicable to a Purchaser under the Securities Purchase Agreement.
     (h) Phelps Dodge hereby certifies that, in its capacity as a Purchaser under the Securities Purchase Agreement, the representations and warranties in Section 3.2 of the Securities Purchase Agreement made by Phelps Dodge as a Purchaser as set forth in the Securities Purchase Agreement are true and correct as of the date hereof.
          SECTION 6. Effectiveness. This Amendment shall become effective upon the delivery of original duly executed counterparts to this Amendment by the Company, the Initial Purchaser, CCMO, and Phelps Dodge.
          SECTION 7. General Provisions.
          (a) The Company hereby confirms that each representation and warranty made by it under the Securities Purchase Agreement and the other Transaction Documents was true and correct when made as of the Closing Date and to the best of the knowledge of the Company, will be true and correct as of the date of the Conversion Closing, except to the extent that any such representation or warranty expressly related solely to an earlier date (in which case such representation or warranty was true and correct on and as of such earlier date), and that no Event, and no default or any event that with the passage of time or giving of notice would constitute a default, has occurred or is continuing under the Securities Purchase Agreement or any other Transaction Document.
          (b) Except as supplemented hereby, each of the Securities Purchase Agreement and the other Transaction Documents shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Securities Purchase Agreement or (ii) to prejudice any right or rights which the Purchaser may now have or may have in the future under or in connection with the Securities Purchase Agreement or the other Transaction Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time.
          (c) The terms of the Securities Purchase Agreement are incorporated herein by reference and shall form a part of this Amendment as if set forth herein in their entirety.
[SIGNATURE PAGE FOLLOWS]

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WHITE MOUNTAIN TITANIUM CORPORATION

By:	/s/ M. P. Kurtanjek
Name: M. P. Kurtanjek
Title: President

RUBICON MASTER FUND

By:	/s/ David DeRosa
Name: David DeRosa
Title: Director

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Compañia Contractual Minera Ojos del Salado

By:	/s/ Richard A. Leveille

Name: Richard A. Leveille
Title:

Phelps Dodge Corporation

By:	/s/ Richard A. Leveille

Name: Richard A. Leveille
Title: President, Exploration

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Annex A
SCHEDULE OF PURCHASERS

(1)	(2)	(3)	(4)	(5)	(6)
	Address and	Number of	Number of		Legal Representative’s
Purchaser	Fax Number	Preferred Shares	Warrant Shares	Purchase Price	Address and Fax Number
Phelps Dodge	Phelps Dodge Corporation	625,000	625,000	Satisfaction of the	Fennemore Craig, P.C.
Corporation	One North Central Avenue			final payment of	3003 North Central Avenue
	Phoenix, Arizona 85004-4415			$500,000 under the	Suite 2600
	Phoenix, AZ 85012-2913			Transfer Agreement	Attn: Sarah A. Strunk, Esq.
	Attn: Richard Leveille				Facsimile No.: (602) 916-5527
	Facsimile No.: 602-366-7314				Telephone No.: (602) 916-5327
Telephone No.: 602-366-7970

Rubicon Master	c/o Rubicon Fund Management LLP	6,250,000	6,250,000	$5,000,000	Schulte Roth & Zabel LLP
Fund	103 Mount St.				919 Third Avenue
	London W1K2TJ				New York, New York 10022
	United Kingdom				Attention: Peter Halasz, Esq.
	Facsimile No.: +44 207-074 4280				Facsimile No.: (212) 593-5955
	Telephone No.: +44 207 074 4299				Telephone No.: (212) 756-2238
Attn: William Callanan
TOTAL		6,875,000	6,875,000	$5,500,000

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          IN WITNESS WHEREOF, each of the parties hereto have caused their respective signature page to this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Phelps Dodge Corporation

By:	/s/ Ramiro G. Peru

Name: Ramiro G. Peru
Title: Executive Vice President & CFO

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